                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                          J. C. PENNEY COMPANY, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:


[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

Notes:

JCPenney                                                 Allen Questrom
                                                         Chairman of the Board
                                                         and Chief Executive
                                                         Officer

                                                                 April 12, 2001

Dear Stockholders:

On behalf of your Board of Directors and your management, I cordially invite you to attend the Annual Meeting of Stockholders of your Company. It will be held on Friday, May 18, 2001, at 10:00 A.M., local time, at the Company's Home Office located at 6501 Legacy Drive, Plano, Texas 75024-3698.

  You will find information regarding the matters to be voted on at the meeting in the formal Notice of Meeting and Proxy Statement which are included on the following pages of this booklet.

  The vote of each and every stockholder is most important to us. We are gratified that so many of you have in the past exercised your right to vote your shares.

  Whether or not you plan to attend, please sign and return the enclosed proxy in the accompanying envelope, or vote via telephone as set forth in the proxy, as soon as possible so that your shares will be voted at the meeting.

  Please note that your completed proxy will not prevent you from attending the meeting and voting in person should you so choose. We look forward to seeing you at this meeting. If you plan to attend, please so indicate in the appropriate box on your proxy. As in the past, there will be a report on operations, an opportunity to meet your Company's directors and officers, as well as time for questions.

  Thank you for your cooperation and continued support and interest in JCPenney.

                                                    Regards,

                                                 /s/ Allen Questrom

Any stockholder having a disability requiring special assistance who would like to attend the Annual Meeting should call the Secretary of the Company at
(972) 431-1201 and reasonable accommodations will be made to meet such needs.

                  ------------------------------------------
                  Customer Service is Our Number One Priority
                  ------------------------------------------
     J. C. Penney Company, Inc. . P.O. Box 10001 . Dallas, TX 75301-0001 Home Office . 6501 Legacy Drive . Plano, TX 75024-3698

J. C. PENNEY COMPANY, INC.
6501 Legacy Drive, Plano, Texas
75024-3698

Notice of Annual Meeting of Stockholders
To Be Held on May 18, 2001

The Annual Meeting of Stockholders of J. C. Penney Company, Inc. will be held at the Company's Home Office at 6501 Legacy Drive, Plano, Texas 75024-3698 on Friday, May 18, 2001 at 10:00 A.M., local time, for the following purposes:

  1. to elect three directors for a three-year term as described in the ac-companying proxy materials;

  2. to approve the employment of KPMG LLP as auditors to audit the accounts of the Company for the fiscal year ending January 26, 2002;

  3. to act upon a proposed J. C. Penney Company, Inc. 2001 Equity Compensa-tion Plan, which has been adopted by the Board of Directors, subject to stockholder approval;

  4. to transact such other business as may properly come before the meeting.

  Stockholders of record at the close of business on March 19, 2001, are entitled to vote at the meeting. A complete list of those stockholders will be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours at the Company's Home Office located at 6501 Legacy Drive, Plano, Texas 75024-3698, for a period of 10 days prior to the meeting.

Plano, Texas
April 12, 2001                                                /s/ C. R. Lotter
                                                              C. R. Lotter,
                                                              Secretary

                            YOUR VOTE IS IMPORTANT
       PLEASE SIGN, DATE, & RETURN YOUR PROXY CARD OR VOTE BY TELEPHONE

Proxy Statement

This proxy statement is furnished in connection with the solicitation by the Board of Directors of proxies in the accompanying form.

  IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE (OR FOLLOW THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD TO VOTE YOUR PROXY BY TELEPHONE) IN ORDER TO BE SURE THAT YOUR SHARES WILL BE VOTED AT THE MEETING.

  You may revoke your proxy at any time before it is exercised at the meeting by submitting a written revocation, a subsequently dated proxy (either by telephone or by mail), or by personal vote at the meeting.

  A separate voting instruction card is also being furnished to each participant who beneficially owns Voting Stock (as defined below) in the trust under the Company's Savings, Profit-Sharing and Stock Ownership Plan ("LESOP") or the trust under the Genovese Retirement and Savings Plan.

  The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, certain directors, officers, and employees of the Company may solicit proxies in person, by telephone, telegraph, or mail. The Company has also retained, on behalf of the Board of Directors, Morrow & Co., Inc. to aid solicitation by mail, telephone, telegraph, and personal interview, for a fee of approximately $30,000, plus reasonable expenses, which will be paid by the Company. The Company may also reimburse brokers and other persons holding shares in their names, or in the names of nominees, for their expenses in sending proxy material to principals and obtaining their proxies.

  The complete mailing address of the Company's principal executive offices is
J. C. Penney Company, Inc., P. O. Box 10001, Dallas, Texas 75301-0001. The approximate date on which this proxy statement and the form of proxy were first sent or given to stockholders was April 12, 2001.

Voting Rights

Stockholders of record at the close of business on March 19, 2001, the record date for the Annual Meeting, are entitled to vote at the meeting. At the close of business on such date, 262,916,863 shares of Common Stock of 50c par value ("Common Stock"), and 653,975 shares of Series B ESOP Convertible Preferred Stock ("ESOP Preferred Stock") having a Common Stock voting equivalent of 20 votes per share for a combined total voting equivalent of 275,996,363 shares ("Voting Stock"), were outstanding and entitled to vote. As of the record date, the trust maintained under the LESOP held all of the shares of ESOP Preferred Stock and 38,404,022 shares of Common Stock, which together represent approximately 18.65% of the Voting Stock. All of the shares of Voting Stock held by the trust are held of record by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as Trustee ("Trustee"). The Trustee and the LESOP trust have disclaimed beneficial ownership of these shares of Voting Stock.

  The following table sets forth, as of December 31, 2000, certain information with respect to the only stockholder known to the Company to own beneficially more than 5% of its Common Stock.

                                              Percent of     Percent of
                                                Common      Voting Stock
Name and address       Shares of Common Stock    Stock          as of
of beneficial owner      beneficially owned   outstanding March 19, 2001(1)
---------------------------------------------------------------------------
Capital Research and
Management Company
333 South Hope Street
Los Angeles, CA 90071      25,049,500(2)          9.6            9.1
---------------------------------------------------------------------------

(1) Percentages are calculated based on the shares of Common Stock beneficially owned as of December 31, 2000.
(2) Capital Research and Management Company ("Capital Research") has informed the Company that it has sole dispositive power with respect to 25,049,500 shares of Common Stock in its capacity as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. Capital Research has disclaimed beneficial ownership with respect to such shares.

  The Company's Bylaws require an affirmative vote of the holders of a majority of the shares of the Voting Stock outstanding and entitled to vote as of the record date for approval of each proposal presented in this proxy statement with the exception of the election of directors, which requires a plurality of the votes cast. Abstentions and broker nonvotes are counted only for purposes of determining whether a quorum is present at the meeting.

Governance of the Company

Board of Directors. The Board of Directors is responsible for establishing broad corporate policies and for overseeing the general performance of the Company. In keeping with its long-standing practice, the Company's Board continues to be an independent board. The Company's Board structure is designed to assure that there is independent review and oversight as well as approval of significant strategic and management decisions affecting the Company. The Board currently has six meetings scheduled for fiscal 2001.

Committees of Board of Directors. The Board of Directors carries out many of its functions through four principal standing committees, which are described on pages 3 and 4. One of these committees, the Corporate Governance Committee, which is composed entirely of directors who are not employees of the Company, selects and recommends to the Board nominees for director on the basis of their recognized experience and achievements, both in commerce and society, and for their ability to bring a wide diversity of skills and experience to the deliberations of the Board. Stockholders also may make recommendations of nominees for director, as explained in greater detail on pages 28 and 29.

Confidential Voting. In casting their votes, stockholders are also assured that their votes are accorded confidential voting treatment as provided in the Company's confidential voting policy described on page 29.

Executive Compensation. The Human Resources and Compensation Committee (formerly the Personnel and Compensation Committee) of the Board of Directors, which is composed entirely of non-employee directors, approves, among other things, the annual salaries of executive officers and recommends to the full Board for its approval the annual salaries of employee directors. Please see the Report of the Human Resources and Compensation Committee on Executive Compensation, which begins on page 9.

Classes of Board of Directors. The Company's Restated Certificate of Incorporation, as amended, and its Bylaws provide for a Board of not less than three directors as fixed, from time to time, by the Board, and further provide for three classes of directors to be as nearly equal in number as possible, with each class serving a three-year term and with one class being elected each year. Currently, the Board consists of ten members, with one class consisting of four directors and two classes consisting of three directors each. One current director, Francisco Sanchez-Loaeza, has elected to retire from the

Board effective May 18, 2001. After the Annual Meeting of Stockholders, the Board will consist of nine members, with each class consisting of three directors. Of the ten current directors, one is currently a Company employee and nine have principal occupations or employment which are and have been outside the Company.

  Each director is required to be a stockholder of the Company.

Board Meetings. During fiscal 2000, ten meetings of the Board were held. Attendance at such meetings for current directors averaged approximately 93%. In addition to membership on the Board, directors also serve on one or more of the principal standing committees of the Board. During fiscal 2000, these committees held a total of 20 meetings; no current director attended fewer than 84% of the aggregate total of meetings of the Board and committees on which he or she served.

Committees

The following describes the principal standing committees of the Board of
Directors:

Audit Committee. The Audit Committee's responsibilities include recommending to the Board of Directors for stockholder approval the independent auditors for the annual audit of the Company's consolidated financial statements. The Committee reviews the independent auditors' audit strategy and plan, scope, fees, audit results, performance, independence and non-audit services and related fees, internal audit reports on the adequacy of internal controls, the Company's ethics program, status of significant legal matters, the scope of the internal auditors' plans and budget and results of their audits, and the effectiveness of the Company's program for correcting audit findings. The charter of the Audit Committee is attached as Exhibit A hereto.

  During fiscal 2000, this Committee met six times. Its members are V. E. Jordan, Jr., A. W. Richards, Francisco Sanchez-Loaeza, C. S. Sanford, Jr., and
M. A. Burns, who serves as its Chair. These members are independent as defined in the New York Stock Exchange's ("NYSE") listing standards.

Corporate Governance Committee. Beginning in February 2001, the former Public Affairs Committee was merged into, and its functions were assumed by, the Corporate Governance Committee. This Committee considers matters of corporate governance and reviews developments in the governance area as they affect relations between the Company and its stockholders. Its responsibilities also include making recommendations to the Board with respect to the size, composition, organization, responsibilities and functions of the Board and its directors, the qualifications of directors, candidates for election as directors, and the compensation of directors. In addition, it is responsible for assuring that Company policy and performance reflect a sensitivity toward the social and physical environments in which the Company does business and that such policy and performance are in accord with the public interest.

  During fiscal 2000 the Corporate Governance Committee met two times and the former Public Affairs Committee met one time. The members of the Corporate Governance Committee are M. A. Burns, J. C. Pfeiffer, C. S. Sanford, Jr., R.
G. Turner, and V. E. Jordan, Jr., who serves as its Chair.

  Stockholders may propose nominations for directors in accordance with the procedures described on pages 28 and 29.

Finance Committee. The Finance Committee is responsible for reviewing the Company's financial policies, strategies, and capital structure.

  During fiscal 2000, this Committee met five times. Its members are M. A. Burns, T. J. Engibous, Francisco Sanchez-Loaeza, and C. S. Sanford, Jr., who serves as its Chair.

Human Resources and Compensation Committee. Beginning in March 2001, the Benefit Plans Review Committee was merged into, and its functions were assumed by, the Personnel and Compensation Committee, which was then re-named the "Human Resources and Compensation Committee." This Committee's responsibilities include reviewing and administering the Company's annual and long-term incentive compensation plans, making recommendations in areas concerning personnel relations, and taking action or making recommendations with respect to the compensation of executive officers, including those who are directors. In addition, its responsibilities now include reviewing the annual financial condition and investment performance results of the Company's retirement and welfare plans, including the annual actuarial valuation reports applicable to such plans. It also oversees the administration and operation of certain of the Company's retirement and welfare plans.

  During fiscal 2000, the former Personnel and Compensation Committee met four times and the former Benefit Plans Review Committee met two times. The members of the Human Resources and Compensation Committee are T. J. Engibous, K. B. Foster, Francisco Sanchez-Loaeza, C. S. Sanford, Jr., and J. C. Pfeiffer, who serves as its Chair.

  The mailing address for all of these committees is c/o C. R. Lotter, Secretary, J. C. Penney Company, Inc., P. O. Box 10001, Dallas, Texas 75301-0005.

Election of Directors (Proposal 1)

As indicated on pages 2 and 3, under "Classes of Board of Directors", the Board of Directors has been divided into three classes; after the Annual Meeting of Stockholders, each class will consist of three directors. At the meeting, three directors will be elected to hold office for a three-year term expiring at the 2004 Annual Meeting of Stockholders. Other directors will continue in office, in accordance with their previous election, until the expirations of the terms of their classes at the 2002 or 2003 Annual Meeting of Stockholders, as the case may be.

  Brief statements setting forth certain information as of March 19, 2001, as to the Board of Directors' nominees for directors for the three-year term expiring at the 2004 Annual Meeting of Stockholders and as to each current director in the classes continuing in office are shown on pages 5 to 7. Each of the nominees is currently a director of the Company.

  If properly executed and timely returned (or properly voted by telephone), the accompanying proxy will be voted for all three nominees for a term expiring at the 2004 Annual Meeting of Stockholders, except where authority to so vote is withheld. If any nominee should become unavailable for election for any presently unforeseen reason, the persons designated as proxies will have full discretion to cast votes for another person designated by the Board, unless the Board reduces the number of directors.

The Board of Directors recommends a vote FOR each of the nominees for director.

              Nominees for Directors for Three-Year Term Expiring 2004

[PHOTO OF M. ANTHONY BURNS]


              M. Anthony Burns, 58
              Chairman since 1985, Chief Executive Officer from 1983 to 2000, and a director since 1979 of Ryder System, Inc. (a provider of transportation and logistics services), with which he has served in positions of increasing importance since 1974, including its President from 1979 to 1999; Director of J. P. Morgan Chase & Co., Pfizer, Inc., and The Black & Decker Corporation; Trustee of the University of Miami; and a Member of The Business Council; Director of the Company since 1988.


[PHOTO OF ALLEN QUESTROM]


              Allen Questrom, 61
              Chairman of the Board and Chief Executive Officer of the Company since September 2000; Director of Barney's New York, Inc., Polo-Ralph Lauren Corporation, AEA Investors, Inc., and Whitney Museum of Art; Trustee of Boston University. Formerly, Chairman of the Board, from 1999 to January 2001, and Chief Executive Officer, from 1999 to 2000, of Barney's New York, Inc., and Chairman of the Board and Chief Executive Officer of Federated Department Stores, Inc. from 1990 to 1997. Director of the Company since September 2000.


[PHOTO OF CHARLES S. SANFORD, JR.]


              Charles S. Sanford, Jr., 64
              Retired Chairman of the Board and Chief Executive Officer of Bankers Trust New York Corporation and its principal subsidiary, Bankers Trust Company, from 1987 to 1996, with which he served in positions of increasing importance since 1961, including its Deputy Chairman from 1986 to 1987 and President from 1983 to 1986; Member of the Foundation Board of Trustees of the University of Georgia; Overseer of The Wharton School, University of Pennsylvania; Director of the Company since 1992.

              Members of Board of Directors Continuing in Office

              Term Expiring 2002

[PHOTO OF THOMAS J. ENGIBOUS]


              Thomas J. Engibous, 48

              Chairman of the Board since 1998, and President and Chief Executive Officer and a director since 1996, of Texas Instruments Incorporated (electronics), with which he has served in positions of increasing importance since 1976, including as an Executive Vice President from 1993 to 1996; Director of Catalyst and Dallas Citizens Council; Trustee of Southern Methodist University; Member of The Business Council and The Business Roundtable; Director of the Company since 1999.


[PHOTO OF KENT B. FOSTER]


              Kent B. Foster, 57

              President and Chief Executive Officer, and a director, of Ingram Micro Inc. (computer wholesaler) since 2000; President of GTE Corporation (telecommunications) from 1995 to 1999; Vice Chairman of the Board of Directors of GTE Corporation from 1993 to 1995; President of GTE Telephone Operations Group from 1989 to 1995; Director of Campbell Soup Company, New York Life Insurance Company, the Dallas Symphony Orchestra and its Board of Governors Council, and the Dallas Opera Executive Board; Trustee of the Dallas Museum of Art and the GTE Foundation; Director of the Company since 1998.



[PHOTO OF ANN W. RICHARDS]


              Ann W. Richards, 67
              Senior Advisor, law firm of Verner, Liipfert, Bernhard, McPherson & Hand since 1995; Governor of Texas from 1991 to 1995; State Treasurer, State of Texas, from 1983 to 1991; Chair, Democratic National Convention, 1992; Director of the Aspen Institute and Brandeis University; Director of the Company since 1995.

              Members of Board of Directors Continuing in Office

              Term Expiring 2003

[PHOTO OF VERNON E. JORDAN, JR.]


              Vernon E. Jordan, Jr., 65
              Managing Partner, investment banking firm of Lazard Freres & Co. and Of Counsel, law firm of Akin, Gump, Strauss, Hauer & Feld, L.L.P. since 2000; Senior Partner from 1992 to 1999 and Partner from 1982 to 1992, Akin, Gump, Strauss, Hauer & Feld, L.L.P.; President from 1977 to 1981 and Executive Director from 1972 to 1977 of the National Urban League; Director of American Express Company, Callaway Golf Company, Clear Channel Communications, Inc., Dow Jones & Company, Inc., Revlon Group Incorporated, Revlon, Inc., Ryder System, Inc., Sara Lee Corporation, and Xerox Corporation; Trustee of Howard University; Director of the Company since 1973.


[PHOTO OF JANE C. PEIFFER]


              Jane C. Pfeiffer, 68
              Independent management consultant; Chairman of the Board of National Broadcasting Company, Inc. from 1978 to 1980; Independent management consultant from 1976 to 1978; Vice President of Communications and Government Relations of International Business Machines Corporation from 1972 to 1976; Director of Ashland Inc., International Paper Company, and The Mutual Life Insurance Company of New York; Senior Member of The Conference Board and Trustee of the University of Notre Dame; Director of the Company since 1977.


[PHOTO OF R. GERALD TURNER]


              R. Gerald Turner, 55
              President of Southern Methodist University since 1995; Chancellor of the University of Mississippi from 1984 to 1995; Chairman, President's Commission, the National Collegiate Athletic Association, from 1991 to 1992; Director of California Federal Preferred Capital Corporation and ChemFirst Inc.; Director of the Company since 1995.

Management Ownership of Common Stock and ESOP Preferred Stock

The following table shows, as of March 19, 2001, the beneficial ownership of shares of Voting Stock by each present director and by the five most highly compensated executive officers serving at the end of the last fiscal year, plus the Company's retired CEO and two former officers who would be "named executive officers" if they had been associates of the Company at the end of the fiscal year (the "Named Executive Officers"), and by all present directors and all executive officers of the Company as a group. The information includes shares held under certain restrictions and, in the case of executive officers, also includes the number of shares of Voting Stock credited to their accounts under the Company's LESOP. The combined beneficial ownership of shares of Common Stock and Common Stock voting equivalents of each director and Named Executive Officer and of all directors and executive officers as a group (not including shares attributable to unexercised and unexpired options) constitutes less than 1% of the total Voting Stock as of March 19, 2001.

                                                  Number of shares included in
                                                previous column attributable to
                           Number of shares    options exercisable within 60 days
Name or Group            beneficially owned(1)         of March 19, 2001
---------------------------------------------------------------------------------
Directors:
 M. A. Burns                     16,200                       8,800
 T. J. Engibous                   2,700                           0
 K. B. Foster                     3,289                           0
 V. E. Jordan, Jr.               20,342                      12,000
 J. C. Pfeiffer                  23,314                      10,800
 A. Questrom                     84,033(1)                        0
 A. W. Richards                   6,866                       2,400
 F. Sanchez-Loaeza                4,200                           0
 C. S. Sanford, Jr.              13,200                       4,800
 R. G. Turner                     7,562                       1,600
Named Executive
 Officers(2):
 V. J. Castagna                 183,000(1)                   30,000
 J. E. Fesperman                 72,559                      66,215
 J. W. Harris                         0(1)                        0
 C. R. Lotter                    94,204(1)                   54,000
 D. A. McKay                    102,477                      85,910
 J. E. Oesterreicher            441,005                     354,333
 R. G. Romasco                    6,600                       3,600
All present directors
 and executive officers
 as a group(3)                  631,336                     219,880
---------------------------------------------------------------------------------

(1) Does not include unearned stock awards relating to granted restricted stock units or stock options not exercisable within 60 days of March 19, 2001. See for Mr. Questrom, pages 12 and 13; Ms. Castagna, pages 14 and 15; Mr. Harris, page 15; and Mr. Lotter, pages 16, 18 and 20.
(2) In addition to Mr. Questrom who also serves as a director.
(3) Excludes shares beneficially owned by Messrs. Fesperman, McKay and Oesterreicher, who retired from the Company in 2000.

Directors' Fees

Company employees are not paid additional amounts for serving as directors. Directors who are not Company employees ("Non-Associate Directors") are paid an annual retainer of $26,400, plus $1,200 for attendance at each meeting of the Board and $1,000 for attendance at each meeting of any committee of the Board. Non-Associate Directors also receive $1,200 for each written consent of directors in lieu of a meeting of the Board, and $1,000 for each written consent of directors in lieu of a meeting of a committee of the Board, if any. In fiscal 2000, two written consents of the Board were executed. The chair of the Audit Committee and the Human Resources and Compensation Committee of the Board are each paid an additional annual fee of $4,500; the chair of the Corporate Governance Committee and the Finance Committee of the Board are each paid an additional annual fee of $4,000. Directors are also reimbursed for expenses incurred for attending any meeting which they attend in their official capacities as directors. Directors who are Representatives under an Indemnification Trust Agreement between the Company and The Chase Manhattan Bank, as trustee, (currently Directors Engibous, Jordan, Pfeiffer and Turner), are paid an annual retainer of $5,000, plus $600 for each meeting of the Representatives and are reimbursed for expenses of meeting attendance. During fiscal 2000, no such meetings were held. Non-Associate Directors are also paid $800 for each full day of service to the Company in addition to those services which they perform in connection with Board and committee responsibilities, and are reimbursed for expenses in connection with their performance of such services. During fiscal 2000, the Non-Associate Directors were paid the following amounts for such services: (i) Burns and Foster, $2,800; (ii) Jordan, Sanchez-Loaeza, Sanford, and Turner, $2,400; (iii) Pfeiffer and Richards, $2,000; and
(iv) Engibous, $1,200. Non-Associate Directors Burns, Foster, Jordan, Pfeiffer, and Sanford each received $2,000 in fiscal 2000 for two meetings of a special committee of the Board. In addition, Director Pfeiffer received a one-time restricted stock award of 3,994 shares of Common Stock in lieu of cash payment for her role in leading the search for the Company's new Chairman of the Board and Chief Executive Officer. A director may elect to defer payment of all or part of any of the above fees under the terms of a deferred compensation plan for directors. As of the end of fiscal 2000, two directors had elected such deferral.

  During fiscal 2000, each Non-Associate Director was granted a stock award of 900 shares of restricted Common Stock under the Company's 1997 Equity Compensation Plan. No Non-Associate Director receives any retirement benefits from the Company. Pursuant to the Company's Bylaws, no person may continue to serve as a director after attaining age 70.

  Seven of the current directors are eligible to participate in the Company's Directors' Charitable Award Program ("Charitable Award Program"). The Charitable Award Program is designed to acknowledge the service of directors and to benefit and recognize the mutual interest of directors and the Company in supporting worthy charitable and educational institutions. Pursuant to the Charitable Award Program, the Company has purchased joint life insurance policies on groups of directors. Each group generally consists of two directors with the Company named as the beneficiary of each joint life policy. With respect to each group, the Company will receive a $1,000,000 death benefit upon the death of the second director of the group. The Company in turn has informally agreed to donate a total of $1,000,000; $500,000 upon the earlier of (i) five years after the date of death of the first director of the group to die or (ii) the death of the second director of the group, and an additional $500,000 upon the death of the second director of the group, to one or more charitable organizations as recommended by the individual directors. Because all charitable deductions accrue solely to the Company, the individual directors derive no financial benefits from this Program. This Program was frozen by the Board effective as of September 2000.

Report of Human Resources and Compensation Committee on Executive Compensation

The Company's compensation policies are established and implemented by the Human Resources and Compensation Committee of the Board of Directors ("Committee"), which is composed entirely of non-employee directors. In addition to determining and approving annual salaries of senior officers who are not directors and making recommendations to the full Board regarding the annual salaries of associate directors, the Committee determines and approves payments under the Company's incentive compensation programs and makes awards under the Company's 1997 Equity Compensation Plan ("Equity Plan") and its 2000 New Associate Equity Plan ("2000 Plan"). In carrying out these responsibilities, the Committee is advised by outside consultants with respect to the competitiveness of the Company's executive compensation policies and programs and, as needed, meets with these consultants without any Company representative being present.

  As discussed more fully below, the Company's cash incentive awards are generally determined by overall Company results. For fiscal 2000, however, recognizing that Company compensation remained below market, and that strategies and efforts undertaken by Company management and associates to reposition the Company were still in the implementation phase and would likely not be reflected in fiscal 2000 results, the Committee determined that it was in the Company's best interest to set a minimum guaranteed floor for incentive awards for all associates in order to retain key associates integral to the turnaround effort.

Compensation Philosophy. Compensation is generally tied directly to the achievement of the Company's annual and long-term performance goals. In this manner, the Company believes it can attract and retain executives who are most able to contribute to the long-term success of the Company and the enhancement of stockholder value. In general, an executive's compensation package consists of: (i) base salary, (ii) annual incentive compensation, and (iii) long-term incentive compensation in the form of stock. (See "Summary Compensation Table" on page 18.) As an executive's Position Responsibility Level ("PRL") increases, a greater portion of his or her compensation is linked to Company performance.

Base Salary and Incentive Compensation Payments. Total annual cash compensation consists of base salary and profit incentive compensation. Total annual cash compensation targets are set by the Committee from a range determined by the officer's position responsibilities and reflect the market value of an officer's job as well as its value to the Company. In determining annual cash compensation targets, consideration is given to the following factors: job responsibilities and tasks; knowledge, skills, and experience required for successful job performance; and competitive positioning, both within and outside the Company. No specific weighting is given to any of these factors. The Company believes it competes with the companies constituting the S&P 500 Retail Index for department stores and other major retailers in the United States as well as selected Fortune 200 companies for executive talent. In setting annual cash compensation targets, the Committee compares the Company's cash compensation package with the cash compensation packages of these selected companies. The Company targets its total cash compensation package for its executive officers as a group, and its Chairman of the Board and Chief Executive Officer ("CEO"), at or near the 50th percentile of competitive pay for comparable executives when Company performance goals are "met" and at or near the 75th percentile when Company performance "exceeds" pre-established targets. The Committee regularly reviews cash compensation levels to determine if salary increases are merited.

  Annual profit incentive compensation can be earned under the Company's 1989 Management Incentive Compensation Program ("Incentive Program"). In 1999, the Company revised its executive pay programs to improve competitiveness and to better link reward to performance. Prior to 1999, the Company provided base salary at a level that was significantly below market and incentive compensation levels that were higher than market practice. As disclosed in the Company's 1999 proxy statement, effective February 1, 1999, to better align the Company's compensation programs with market practice, the Company moved a portion of the incentive payment into base salary and adjusted incentive targets to provide for total cash opportunity around the 50th percentile of the market. The Incentive Program was modified to tie incentive compensation more directly to Company performance, with no incentive payment for performance well below plan and up to 300% of incentive targets for superior results. Beginning in fiscal 2001, base salary and incentive compensation targets were further adjusted to provide for base salary at the 50th percentile of market, again shifting more of the total compensation into base salary. Base salaries for officers going forward will be set using market data for each position and will no longer be classified according to PRL. The goals for the Incentive Program are set at the beginning of each fiscal year consistent with the Company's business plan.

  The Incentive Program award calculation is based on the number of profit incentive units credited to a particular PRL (for officers after fiscal 2000, this will be based on position rather than PRL) and the value assigned to each unit. The number of profit incentive units credited is a given percentage, based on PRL, of base salary. The annual profit incentive unit value is based on the Company's annual performance measured against Economic Value Added (EVA(R)) growth targets for the year. EVA is a company's or operating division's after-tax net operating profit minus a charge for the capital employed (both debt and equity) for a given fiscal year. The annual unit value is determined by a formula that measures the Company's actual EVA dollar performance against the annual target. Unit values are also determined for each of the Company's major operating divisions based on performance for the year. For executive officers with broad Company responsibility, 2000 unit values were based 50% on Total Company results and 50% on a blended unit value called "Company Management". The Company Management unit value was based 40% on JCPenney Stores, Catalog, Internet, and International sales and profit results, 30% on Total Company EVA results, 20% on Eckerd Drugstores sales, profit, and Total Company EVA results, and 10% on JCPenney Direct Marketing Services revenue, income, and Total Company EVA results. However, for fiscal 2000, as noted, in order to maintain more competitive associate compensation levels and to retain key associates, including the executive officers, a guaranteed minimum not based exclusively on Company performance was set for the annual profit Incentive Program unit value.

  Eligible Eckerd Corporation ("Eckerd") associates, including Mr. Harris, participate in the Eckerd Corporation Key Management Bonus Plan ("KMBP"). The KMBP is also a performance based annual incentive compensation program, which pays a cash bonus to participants generally based on the extent to which identified Eckerd financial objectives for the fiscal year, including earnings before interest and taxes, Total Company EVA results, and sales, have been achieved. The participation level of each eligible Eckerd associate is determined by his or her grade. At each participant level, payout percentages are determined for each of the financial objectives based on Eckerd's actual performance relative to its plan for the fiscal year. The various financial objectives for each participant are weighted and the participant's actual payout percentage, which is a percentage of eligible base salary, represents the sum of the weighted payout percentages for each financial objective.

  Also, through fiscal 2000, eligible management associates, including those at Eckerd, could earn incentive compensation under the Company's EVA Performance Plan ("EVA Performance Plan"). Each EVA Performance Plan participant was granted a number of performance units calculated by multiplying the sum of annual earnings and profit incentive compensation valued at $1.00 (or in the case of Eckerd, at target) per unit by a given percentage, based on PRL. The value of each performance unit for a given year was generally determined by the Committee and was based on the change in the Company's EVA from the previous fiscal year, measured against predetermined EVA growth targets. However, for fiscal 2000, as noted above with respect to the Incentive Program unit value, in order to make the Company's compensation levels more in line with competitive market forces and to retain key personnel, a guaranteed minimum performance unit value, not based exclusively on Company performance, was set under the EVA Performance Plan. The EVA Performance Plan has been discontinued, effective for fiscal 2001.

Equity Awards. The Company makes equity awards to eligible associates to align their interests with stockholders. Generally, an executive's participation in the Equity Plan and the size of the award are a function of the executive's PRL. The Committee does not consider the amounts and terms of prior grants of stock options when determining equity awards. To date, stock options and stock awards have been granted under the Equity Plan. As noted above, beginning in 2001, executives will no longer be assigned a particular PRL, but will be given awards using market data for each position.
--------
EVA(R) is a registered trademark of Stern Stewart & Co.

  As of February 26, 2001, options covering approximately 2,893,000 shares of Common Stock under the Equity Plan (to approximately 2,000 management associates of the Company and its subsidiaries) were granted at an option price of $14.66 per share. This includes pro rata grants made in connection with the 1999 Multiple Stock Option grant which provides for incremental grants in 2000 and 2001 to associates who are newly eligible, receive a promotion, or change store assignments. The 2001 grants generally become exercisable in 2002.

  The Company has never reduced the exercise prices of outstanding stock options under the present or any prior option plan.

2000 Compensation. As a result of the guaranteed minimum unit values noted above, fiscal 2000 cash incentive payments for all Company associates, including the Named Executive Officers, were larger than for fiscal 1999.

  For the Incentive Program, the Total Company unit value was set at $.50 as compared to zero in 1999 and $0.76 in 1998. (As previously noted, effective February 1, 1999, the Company modified the Incentive Program by moving a portion of the incentive payment into base salary and adjusting incentive targets, resulting in an incentive compensation payout calculation that differs from pre-1999 incentive payout calculations.) The Incentive Program unit value for Messrs. Oesterreicher and Lotter was $.5542, which represents a blend of the Total Company EVA results and the Company Management unit value, as described above. Ms. Castagna and Messrs. Harris, Fesperman and McKay each received an Incentive Program unit value of $1.00 pursuant to, respectively, Ms. Castagna's and Mr. Harris's employment agreements and Messrs. Fesperman's and McKay's Succession Severance Agreements. Mr. Romasco received an Incentive Program unit value of $.995, based primarily on the performance of J. C. Penney Direct Marketing Services, Inc., a wholly-owned subsidiary of the Company. Mr. Questrom does not participate in the Incentive Program.
Mr. Harris's 2000 payout percentage under the KMBP was 88.25% of his eligible base salary.

  The guaranteed minimum performance unit value under the EVA Performance Plan was also set by the Committee at $.50. This compared with a negative $2.03 for 1999. In connection with the setting of this guaranteed minimum EVA Performance Plan unit value, the Committee approved the elimination of the negative balances contained in the bonus reserve accounts of all associates participating in the EVA Performance Plan. Consequently, the performance unit value under the EVA Performance Plan for Company associates, including Messrs. Oesterreicher, Lotter and Romasco, was $.50 in fiscal 2000. Ms. Castagna and Messrs. Fesperman and McKay each received an EVA Performance Plan unit value of $1.00 pursuant to, respectively, Ms. Castagna's employment agreement and Messrs. Fesperman's and McKay's Succession Severance Agreements. For a description of Ms. Castagna's employment agreement, see pages 14 and 15; for a description of Mr. Harris's employment agreement, see page 15; for a description of the Succession Severance Agreements, see page 16. Neither Mr. Questrom nor Mr. Harris participated in the EVA Performance Plan which, as noted, has been discontinued as of fiscal 2001.

CEO Compensation. Effective September 13, 2000, Allen Questrom was elected CEO of the Company succeeding James E. Oesterreicher, who retired effective September 30, 2000. For 2000, Mr. Oesterreicher's salary was $704,305 plus a cash incentive payment of $496,722 for the period ending September 30, 2000. As of September 30, 2000, the Company entered into a three-year non-competition, non-solicitation, confidentiality and transition assistance agreement with Mr. Oesterreicher, pursuant to which the Company paid Mr. Oesterreicher a lump sum of $3,000,000.

  The Company entered into an employment agreement with Mr. Questrom, effective September 13, 2000 ("Questrom Agreement"), pursuant to which Mr. Questrom serves as the Company's Chairman of the Board and CEO. The Questrom Agreement calls for a five-year employment term and an initial annual base salary of $1,250,000. The annual base salary will be reviewed by the Committee for possible increase at least annually. For fiscal 2000, Mr. Questrom's minimum bonus award was

$1,250,000. Future bonuses will be determined by the Committee with targets of 100% and a maximum of 200% of annual base salary. The Questrom Agreement also required Mr. Questrom to purchase for his own account a number of shares of Common Stock which, when added to Common Stock already owned, produced a market value for these shares of $1,250,000 based on the closing price of such shares on the NYSE on July 26, 2000. Mr. Questrom may not dispose of these shares while he is employed by the Company.

  Pursuant to the Questrom Agreement, Mr. Questrom was granted a stock option to purchase 3,500,000 shares of Common Stock, which will vest in annual 20% increments beginning on September 13, 2001. Mr. Questrom was also granted 1,000,000 restricted stock units which will vest in annual 20% increments beginning on September 13, 2001. Each restricted stock unit shall at all times be deemed to have a value equal to the then-current fair market value of the Common Stock and shall be credited with any dividends paid on the underlying Common Stock prior to redemption of the restricted stock units. The dividends will be converted into additional restricted stock units. These additional restricted stock units shall be allocated pro rata to the five vesting installments described above and shall vest and otherwise be treated in the same manner as the restricted stock units in such installment. Other than in the circumstances discussed below, upon termination of Mr. Questrom's employment with the Company, the Company will issue to Mr. Questrom, in cancellation of the restricted stock units, a number of shares of Common Stock equal to the number of vested restricted stock units held by him.

  Mr. Questrom is also entitled to long-term compensation, beginning in fiscal 2002, in the form of an annual grant which may consist of stock options, long-term cash awards or other forms of long-term compensation having a present value of no less than 240% of the sum of his then-current annual base salary plus a target annual bonus. This long-term compensation shall have terms and conditions generally applicable to grants and awards made to other senior Company executives. All such awards will vest no later than September 30, 2005, if Mr. Questrom is still employed by the Company on this date.

  In addition, Mr. Questrom is entitled to a supplemental pension benefit of 2.5% of his "average final compensation" as of each of the first five anniversaries of the Questrom Agreement, beginning September 13, 2001. He will immediately vest in any benefit he accrues under this provision, but any amount received will be offset by any amount received under any other Company defined benefit plan.

  If Mr. Questrom's employment is terminated by the Company other than for Cause, or by Mr. Questrom for Good Reason (as defined in the Questrom Agreement), he will be entitled to receive a lump sum based on his annual base salary, his annual target bonus for that and the immediately preceding fiscal year, and the time remaining in the term of his Agreement. In addition, upon such termination, all restrictions on shares of Common Stock and restricted stock units will immediately lapse and all unvested stock options will become immediately vested. If Mr. Questrom's employment is terminated by the Company for Cause, or by Mr. Questrom other than for Good Reason, he will be entitled to receive only his unpaid salary, bonus, and certain other benefits payable pursuant to Company benefit plans through the date of termination. In this event, the vested portion of his option shall remain exercisable for five years and only the vested portion of his restricted stock units will be earned.

  As discussed above, the Company's executive compensation philosophy emphasizes incentive compensation tied to Company performance. The deductibility of executive compensation may be limited in certain circumstances by Section 162(m) of the Internal Revenue Code. The Company's Equity Plan satisfies the requirements of Section 162(m) regarding stock option grants. Mr. Questrom's equity awards for 2000 were made under the 2000 Plan, an equity plan for new hires which does not meet the requirements of
Section 162(m). With respect to the Company's other compensation programs, the Committee believes that these programs provide the necessary incentives and flexibility to promote the Company's performance-based compensation philosophy while being consistent with

Company culture and objectives and, accordingly, has determined not to amend these plans at this time. For fiscal 2000, the deductibility limitations of
Section 162(m) applied only to compensation paid to two Company executives.

Human Resources and Compensation Committee

J. C. Pfeiffer, Chair  Francisco Sanchez-Loaeza
T. J. Engibous         C. S. Sanford, Jr.
K. B. Foster

Compensation Committee Interlocks and Insider Participation

The Human Resources and Compensation Committee is composed entirely of persons who are neither employees nor former or current officers of the Company. T. J. Engibous, K. B. Foster, J. C. Pfeiffer, Francisco Sanchez-Loaeza, and C. S. Stanford, Jr. served as members of the Committee during the Company's 2000 fiscal year.

Mr. Jordan is currently of counsel at, and prior to January 2000 was a senior partner of, Akin, Gump, Strauss, Hauer & Feld, L.L.P., which is one of a number of firms which have provided or may provide legal services to the Company and its subsidiaries.

Other Compensation Arrangements

Employment Agreements

The Company entered into an employment agreement with Ms. Castagna, effective August 1, 1999, and amended effective May 19, 2000 (as amended, "Castagna Agreement"), pursuant to which Ms. Castagna serves as the Company's Executive Vice President and Chief Operating Officer of JCPenney Stores, Merchandising and Catalog. The Castagna Agreement provides for an initial term of five years. Effective August 1, 2000, Ms. Castagna's annual base salary was raised to $700,000 from $550,000. For a portion of fiscal 2000 (February--July), her minimum bonus award under the Incentive Program and the EVA Performance Plan was set at 48% of base salary for the Incentive Program and 23.5% of the sum of base salary and incentive compensation at 48% of base salary for the EVA Performance Plan. For the remaining portion of fiscal 2000 (August 2000-- January 2001), her minimum bonus award under the Incentive Program was set at 50% of her base salary and 25.5% of the sum of her base salary and incentive compensation at 50% of base salary for the EVA Performance Plan.

  Pursuant to the Castagna Agreement, in order to compensate her for benefits lost when changing employers, Ms. Castagna received a supplemental cash payment of $800,000 on September 3, 1999 and a second supplemental cash payment of $600,000 on August 1, 2000. She is entitled to receive an additional supplemental cash payment of $600,000 on August 1, 2001, provided that she has not terminated her employment voluntarily or been terminated by the Company for Cause prior to such date. Additionally, Ms. Castagna has been granted: (i) 43,000 shares of Common Stock which will vest in one-third increments on August 1 of 2002, 2004 and 2005; (ii) 1,000 restricted stock units which will vest in shares of Common Stock on August 1, 2002; (iii) an option to purchase 57,000 shares of Common Stock which will become exercisable on August 1, 2002; and (iv) an option to purchase 150,000 shares of Common Stock, which will vest in annual 20% increments beginning on August 1, 2000, subject to accelerated vesting if the actual performance results of Ms. Castagna's areas of responsibility exceed planned results by certain specified percentages. In addition, she was granted a restricted stock award of 100,000 shares of Common Stock as of May 19, 2000, which will vest in annual 25% increments beginning on May 19, 2001. Ms. Castagna is further eligible to participate in the Company's employer sponsored benefit plans, including the Company's Mirror Savings Plan, which is described on pages 22 and 23.

  If Ms. Castagna's employment is terminated by the Company other than for Cause, or by Ms. Castagna for Good Reason (as defined in the Castagna Agreement), she will be entitled to receive: (i) her unpaid salary and vacation to the date of termination; (ii) a prorated portion of her target bonus under the Incentive Program for the fiscal year in which termination occurs; (iii) a lump sum payment equal to two times the total of her base salary and her target awards under the Incentive Program; (iv) the continuation of employee welfare benefits for a period of 24 months from the date of termination; (v) outplacement services in an amount up to $30,000; and
(vi) any other payments under applicable plans or programs to which she is entitled. (Pursuant to the May 19, 2000 amendment to the Castagna Agreement, during the one year period beginning May 19, 2000, if Ms. Castagna's employment had been involuntarily terminated other than for Cause during the six-month period following the start date for the Company's new CEO, the payments to be made to Ms. Castagna pursuant to subsection (iii) of the preceding sentence would have been increased to three times the total of her base salary and target awards under the Incentive Program and the EVA Performance Plan.) In addition, upon such termination, all restrictions on shares of Common Stock will immediately lapse, all unvested stock options will immediately vest and any supplemental cash payments not yet paid will be paid. If Ms. Castagna's employment is terminated by the Company for Cause, or by Ms. Castagna other than for Good Reason, she will be entitled to receive only her unpaid salary and vacation to the date of termination. Ms. Castagna also participates in the Company's Separation Allowance Program which is described in "Change of Control Arrangements" on page 24.

  The Company has also entered into an employment agreement with Mr. Harris, dated as of September 25, 2000 ("Harris Agreement"), pursuant to which Mr. Harris serves as Chairman and Chief Executive Officer of Eckerd. The Harris Agreement provides for an annual base salary of $700,000 and an initial term of four years, subject to earlier termination by either party. His base salary is subject to such adjustments as the Committee may approve. For fiscal 2000, (on a prorated basis) Mr. Harris's minimum bonus award was equal to 88.25% of his eligible annual base salary. Through September 2001 his minimum bonus award will again match 88.25% of his annual base salary for that fiscal period. Thereafter, his bonus will be based on the value of the target incentive units allocated to him, based on the KMBP.

  Pursuant to the Harris Agreement, Mr. Harris received a supplemental cash payment of $150,000 on October 1, 2000 (his "Start Date") and will receive this same amount on the first, second and third anniversaries of the Start Date of his employment, provided that he has not terminated his employment voluntarily or been terminated by the Company for Cause prior to such dates. Additionally, Mr. Harris has been granted an option to purchase 75,000 shares of Common Stock, which will become exercisable in annual 25% increments beginning on October 1, 2001. Mr. Harris is further eligible to participate in the Company's employer sponsored benefit plans, including the company's Mirror Savings Plan, which is described on pages 22 and 23.

  If Mr. Harris's employment is terminated by the Company other than for Cause, or by Mr. Harris for Good Reason (as defined in the Harris Agreement), he will be entitled to receive: (i) his unpaid base salary and vacation to the date of termination; (ii) a prorated portion of his target bonus under the KMBP for the fiscal year in which termination occurs; (iii) a lump sum payment equal to two times the total of his base salary and his target awards under the KMBP; (iv) the continuation of employee welfare benefits for a period of 24 months from the date of termination; (v) outplacement services in an amount up to $30,000; and (vi) any other payments under applicable plans or programs to which he is entitled. If Mr. Harris terminates his employment for any reason other than death, disability or retirement, all outstanding vested and unvested portions of his stock option will immediately expire or be forfeited, as the case may be. If Mr. Harris's employment is terminated by the Company for Cause, or by Mr. Harris other than for Good Reason, he will be entitled to receive only his unpaid salary and other benefits payable pursuant to certain applicable benefit plans through the date of termination. Mr. Harris also participates in the Company's Separation Allowance Program, which is described in "Change of Control Arrangements" on page 24.

Succession Severance Agreements

On May 4, 2000, the Company's then CEO, J. E. Oesterreicher, announced his retirement and that a search for his replacement was underway. To provide stability and incentives to help ensure that the Company was able to retain the services of key senior officers during the Company's search for a new CEO and a period of time thereafter, the Company entered into Succession Severance Agreements, amended June 1, 2000, and June 14, 2000 (as amended, "SSAs") with seven of its senior officers (including Named Executive Officers Fesperman, Lotter and McKay), effective May 19, 2000.

  The SSAs provided that the Company would continue to employ the officers at their then-current compensation levels until 90 days after the effective start date of a new CEO. The SSAs further provided that if, during a three month period commencing 90 days after the effective start date of the new CEO, the employment of any of these officers was terminated, voluntarily or involuntarily, for any reason other than disability or death, each of the terminated officers would be paid, in addition to all other benefits to which they would be entitled: (i) three times such officer's then current annual base salary; (ii) three times the annual incentive compensation award under the Incentive Program, valued at $1.00 per incentive unit (see pages 10 and 11); and (iii) three times the EVA Performance Plan award, valued at $1.00 per performance unit without regard to any negative EVA Performance Plan balance (one of the officers entering into an SSA, who is not a Named Executive Officer, received two times his base salary, Incentive Program Award, and EVA Performance Plan Award). These payments would be in lieu of any severance payment to which these officers would otherwise be provided under the 1999 Separation Allowance Program for profit-sharing management associates (see page 24). In addition, an officer receiving these severance payments would be entitled to an enhanced pension benefit and, if applicable, a gross-up payment for certain taxes that might result from such payments.

  Mr. Questrom became the Company's new CEO as of September 13, 2000. Effective December 31, 2000, Named Executive Officers Fesperman and McKay, among others, elected to take early retirement entitling them to receive benefits pursuant to the SSAs. These payments are reflected in the Summary Compensation Table on page 18.

  The SSAs for certain of the officers (including Named Executive Officer Lotter) were superseded by Incentive Compensation Agreements ("ICAs") entered into by these officers and the Company as of January 2, 2001. In order to induce these officers to continue their employment with the Company, the ICAs provided, among other things, for: (i) restricted stock unit grants; (ii) stock option grants; (iii) a minimum cash bonus payment for fiscal 2000 under the EVA Performance Plan and the Incentive Program equal to 50% of the officer's target award level for that year; (iv) if the total amount realized by the officer pursuant to the restricted stock unit and stock option grants is less than the cash severance payment to which the officer would have been entitled under his SSA, the Company will make a cash payment to the officer equal to the difference; and (v) a guaranteed pension annuity no less favorable than would have been received under the SSAs. Benefits to Mr. Lotter made pursuant to his ICA are reflected in the Summary Compensation Table on page 18 and Option/SAR Grants In Last Fiscal Year Table on page 20.

                 FIVE-YEAR TOTAL STOCKHOLDER RETURN COMPARISON

The following is a line-graph presentation comparing cumulative five-year stockholder returns on an indexed basis with the S&P 500 Stock Index and the S&P 500 Retail Index for department stores. A list of these companies follows the graph below:

                                    [GRAPH]


                             S&P DEPARTMENT STORES:

             JCPenney, Dillard's, Federated, Kohl's, May, Nordstrom


                             1995       1996       1997       1998       1999       2000
     -----------------------------------------------------------------------------------
      JCPenney               100        107        157         95         47         35
     -----------------------------------------------------------------------------------
      S&P 500                100        127        164        217        234        236
     -----------------------------------------------------------------------------------
      S&P Dept. Stores       100        112        149        148        116        150

The stockholder returns shown are neither determinative nor indicative of future performance.

                          SUMMARY COMPENSATION TABLE

                                                                            Long Term Compensation
                                                                        ----------------------------------
                                         Annual Compensation                    Awards             Payouts
                                  ------------------------------------- -------------------------- -------
                                                                        Restricted     Securities
                                                           Other Annual   Stock        Underlying   LTIP    All Other
Name and                            Salary     Bonus       Compensation  Award(s)       Options/   Payouts Compensation
Principal Position        Year       ($)        ($)           ($)(1)      ($)(2)       SARs (#)(3)   ($)      ($)(4)
-------------------------------------------------------------------------------------------------------------------------
Questrom, A.*             2000       481,151 1,250,000(5)   236,915(6)  14,560,000(7)    3,500,000    --           --
(Chairman of the Board
and Chief Executive
Officer)

Oesterreicher, J. E.**    2000       704,305   496,722             --           --          10,000    --    3,177,769(8)
(Chairman of the          1999(9)  1,056,457    30,783             --           --         180,000    --       24,563
Board and Chief           1998       612,235   449,886        271,478           --         120,000    --       81,470
Executive Officer)

Castagna, V. J.***        2000       625,000 1,136,520(10)         --    1,813,000(11)       9,500    --           --
(Executive Vice           1999(9)    275,000 1,027,645(10)         --    1,925,000(12)     207,000    --           --
President and Chief
Operating Officer,
JCPenney Stores,
Merchandising and
Catalog)

Lotter, C. R.             2000       510,326   209,387             --    1,544,344(13)      56,000    --           --
(Executive Vice           1999(9)    472,524    11,411             --           --          36,000    --        9,882
President, Secretary and  1998       292,517   158,383         83,173           --          12,000    --       31,631
General Counsel)

McKay, D. A.****          2000       366,490   338,315             --           --           6,000    --    2,279,837(14)
(Executive Vice           1999(9)    368,100     8,889             --           --          36,000    --        7,567
President and Chief       1998       220,155   119,203         61,905           --          12,000    --       23,107
Financial Officer)

Fesperman, J. E.****      2000       331,507   400,432             --           --           6,000    --    1,994,044(15)
(President and Chief      1999(9)    309,675    41,139             --           --          36,000    --        6,348
Operating Officer,        1998       173,435   108,138         42,477           --           9,000    --       16,734
JCPenney Direct
Marketing, Credit,
International and
Facilities Services)

Harris, J. W.*****        2000       245,000   366,212(16)         --           --          75,000    --           --
(Chairman of the Board
and Chief Executive
Officer, Eckerd
Corporation)

Romasco, R. G.            2000       367,500   210,756             --       14,250(17)       4,500    --           --
(President and Chief      1999(9)    350,000   257,667             --           --          27,000    --           --
Executive Officer, J. C.  1998        29,167    19,501             --           --          18,000    --           --
Penney Direct Marketing
Services, Inc.)
-------------------------------------------------------------------------------------------------------------------------

    * Mr. Questrom joined the Company on September 13, 2000.
   ** Mr. Oesterreicher retired from the Company effective as of September 30,
      2000.
  *** Ms. Castagna joined the Company on August 1, 1999.
 **** Messrs. McKay and Fesperman retired from the Company on December 31,
      2000.
***** Mr. Harris joined Eckerd Corporation on October 1, 2000.

 (1) The amounts shown for 1998 represent termination payments from the Company's 1984 Performance Unit Plan ("PUP") in recognition of contributions made by associates during the portion of the PUP award cycle already completed when the PUP program ended at the end of fiscal 1997.

 (2) The value of these awards as set forth in this table is based upon the closing price of the Common Stock on the last trading day prior to the date of grant. The future value realized on these awards may differ from the values reported here. Dividends are paid on the shares of restricted Common Stock and stock units from the date of grant.

 (3) No SARs have been granted since 1987.

 (4) For 2000, there was no Company contribution under the LESOP or Mirror Savings Plan. The allocations made for fiscal 1999 under the Mirror Savings Plan were, prior to 1999, made under the Benefit Restoration Plan. For a description of the Mirror Savings Plan, see pages 22 and 23. For a description of the Benefit Restoration Plan, see "Retirement Income" on pages 23 and 24.

 (5) Pursuant to the terms of Mr. Questrom's employment agreement, the amounts shown represent the amount of his minimum guaranteed bonus. For a description of Mr. Questrom's employment agreement, see pages 12 and 13.

 (6) This amount reflects payments made to or on behalf of Mr. Questrom in connection with his employment by the Company. Of this amount, $212,615 was for legal fees and tax gross-up payments and the balance was for miscellaneous other perquisites, including transportation.

 (7) In connection with Mr. Questrom's employment, he received 1,000,000 restricted stock units, which will vest in annual 20% increments beginning on September 13, 2001, the first anniversary of the commencement of his employment. The value of this award shown in the table is based on the closing price of the Common Stock ($14.56) on September 12, 2000. The value of the award on January 26, 2001, the last trading day prior to the end of the fiscal year, was $12,810,000.

 (8) Represents a lump sum payment of $3,000,000 pursuant to Mr.
     Oesterreicher's September 30, 2000 non-competition, non-solicitation, confidentiality and transition assistance agreement and a vacation payment of $177,769.

 (9) To better align the Company's compensation programs with market practice, effective February 1, 1999, the Company moved a portion of the Incentive Program payment into base salary and adjusted incentive targets to provide for total cash opportunity around the 50th percentile of the market. For a discussion of these changes, see "Report of Human Resources and Compensation Committee on Executive Compensation" on pages 9 to 14.

(10) Pursuant to the terms of Ms. Castagna's employment agreement, the amount shown represents the sum of specified minimum payments under the Incentive Program and the EVA Performance Plan of $307,000 and $229,520, respectively, for 2000, $132,000 and $95,645 for 1999, and supplemental cash payments of $800,000 paid to Ms. Castagna on September 3, 1999 and $600,000 on August 1, 2000. For a description of the terms of Ms. Castagna's employment agreement, see pages 14 and 15.

(11) Effective May 19, 2000, Ms. Castagna received an additional award of 100,000 shares of restricted Common Stock, which will vest in annual 25% increments beginning on the first anniversary of the award. The value of the award shown in the table is based on the closing price of the Common Stock ($18.13) on May 18, 2000. The value of the award as of January 26, 2001, the last trading date prior to the end of the fiscal year, was $1,281,000.

(12) In connection with Ms. Castagna's employment, she received 43,000 shares of restricted Common Stock, effective August 1, 1999, which will vest in one-third increments on the third, fifth and sixth anniversaries of her start date, and 1,000 shares of restricted Common Stock, also effective August 1, 1999, which will vest in shares of Common Stock on the third anniversary of her start date. The value of these awards shown in the table is based on the closing price of the Company's Common Stock ($43.75) on July 30, 1999. The value of such awards as of January 26, 2001, the last trading day prior to the end of the fiscal year, was $563,640.

(13) Effective February 9, 2000, Mr. Lotter received an award of 10,000 shares of restricted Common Stock, which will vest on June 1, 2001. The value of this award shown in the table is based on the closing price of the Common Stock ($18.38) on February 8, 2000. Mr. Lotter also received, pursuant to his ICA (see page 16), effective January 2, 2001, an award of 125,050 restricted stock units, which will vest on June 30, 2002. The value of this award shown in the table is based on the closing price of the Common Stock ($10.88) on December 29, 2000. The combined value of the awards as of January 26, 2001, the last trading date prior to the end of the fiscal year, was $1,729,991.

(14) Represents a lump sum payment of $2,148,660 pursuant to Mr. McKay's SSA (see page 16), vacation payment of $71,492, and consulting fees paid to Mr. McKay following his retirement in the amount of $59,685.

(15) Represents a lump sum payment of $1,936,611 pursuant to Mr. Fesperman's SSA (see page 16) and a vacation payment of $57,433.

(16) Represents a signing bonus of $150,000 and incentive bonus of $216,212 paid to Mr. Harris pursuant to his employment agreement. See page 15.

(17) Effective March 8, 2000, Mr. Romasco received an award of 1,000 shares of restricted Common Stock, which will vest on March 8, 2002. The value of this award shown in the table is based on the closing price of the Common Stock ($14.25) on March 7, 2000. The value of the award as of January 26, 2001, the last trading day prior to the end of the fiscal year, was $12,810.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

The following table provides information regarding stock options granted to the Named Executive Officers during fiscal 2000. Except as otherwise noted, such options are exercisable after two years from the date of the grant. The values assigned to each reported option are shown using arbitrarily assumed annualized rates of stock price appreciation of 5% and 10% over the full 10-year term of the options (five years from retirement for Named Executive Officers Fesperman, McKay and Oesterreicher). In assessing these values it should be kept in mind that regardless of the theoretical value that is placed on a stock option on the date of grant, its ultimate value will be dependent on the market value of the Company's Common Stock at a future date, and as a result of the efforts of such executives to contribute to the creation of sustainable stockholder wealth.

                          Individual Grants
----------------------------------------------------------------------------
                           Number of
                           Securities     % of Total                          Potential Realizable
                           Underlying    Options/SARs Exercise               Value at Assumed Annual
                          Options/SARs    Granted to  or Base                 Rates of Stock Price
                            Granted      Employees in  Price      Expiration Appreciation for Option
          Name               (#)(1)      Fiscal Year   ($/Sh)        Date            Term(2)
----------------------------------------------------------------------------------------------------
                                                                                 5%          10%
Questrom, A.*              3,500,000(3)      48.0     16.0625       9/12/10  $35,355,670 $89,598,209
(Chairman of the Board
and Chief Executive
Officer)

Oesterreicher, J. E.**        10,000(4)       0.1       16.00       9/30/05      $44,205     $97,682
(Chairman of the Board
and Chief Executive
Officer)

Castagna, V. J.                9,500          0.1       16.00       2/27/10      $95,592    $242,249
(Executive Vice
President and
Chief Operating Officer,
JCPenney Stores,
Merchandising and
Catalog)

Lotter, C. R.                 50,000(5)       0.7       10.85(5)    1/01/11     $341,175    $864,605
(Executive Vice                6,000          0.1       16.00       2/27/10      $60,374    $152,999
President, Secretary and
General Counsel)

McKay, D.A.***                 6,000          0.1       16.00      12/31/05      $26,523     $58,609
(Executive Vice
President and
Chief Financial Officer)

Fesperman, J. E.***            6,000          0.1       16.00      12/31/05      $26,523     $58,609
(President and Chief
Operating Officer,
JCPenney Direct
Marketing, Credit,
International and
Facilities Services)

Harris, J. W.****             75,000(6)       1.0       11.80       9/30/10     $556,572  $1,410,462
(Chairman of the Board
and) Chief Executive
Officer, Eckerd
Corporation)

Romasco, R. G.                 4,500          0.1       16.00       2/27/10      $45,280    $114,749
(President and Chief
Executive Officer, J. C.
Penney Direct Marketing
Services, Inc.)
----------------------------------------------------------------------------------------------------

   * Mr. Questrom joined the Company on September 13, 2000.
  ** Mr. Oesterreicher retired from the Company effective as of September 30,
     2000.
 *** Messrs. McKay and Fesperman retired from the Company on December 31,
     2000.
**** Mr. Harris joined Eckerd Corporation on October 1, 2000.

(1) No SARs were granted in the last fiscal year.

(2) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates set by the Securities and Exchange Commission and, therefore, are not intended to forecast possible future appreciation, if any, of the Company's stock price.

(3) In connection with his employment, Mr. Questrom received a grant of 3,500,000 options which vest in annual 20% increments beginning September 13, 2001.

(4) Mr. Oesterreicher's 2000 stock option grant was prorated to reflect the number of full months he served until his retirement date. Accordingly, 3,333 options became vested and immediately exercisable upon his retirement and the remainder of his 2000 grant expired.

(5) Mr. Lotter was granted this option pursuant to his ICA (see page 16). It is not exercisable until June 30, 2002.

(6) In connection with his employment, Mr. Harris received a grant of 75,000 options which vest in annual 25% increments beginning October 1, 2001.

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                       FISCAL YEAR-END OPTION/SAR VALUES

The following table shows stock option exercises by Named Executive Officers during fiscal 2000, including the aggregate value of gains on the date of exercise. In addition, this table includes the number of shares covered by both exercisable and non-exercisable stock options at fiscal year-end. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the fiscal 2000 year-end price of the Company's Common Stock.

                                                           Number of
                                                          Securities        Value of
                                                          Underlying      Unexercised
                                                          Unexercised     In-the-Money
                                                        Options/SARs at Options/SARs at
                                                           FY-End(#)       FY-End($)

                            Shares Acquired    Value     Exercisable/     Exercisable/
    Name                    on Exercise(#)  Realized($)  Unexercisable  Unexercisable(1)
----------------------------------------------------------------------------------------
Questrom, A.*                      --            --                0(E)           0
(Chairman of the Board and
 Chief Executive Officer)                                  3,500,000(U)           0

Oesterreicher, J. E.**             --            --          394,973(E)           0
(Chairman of the Board and
 Chief Executive Officer)                                          0(U)           0

Castagna, V. J.                    --            --           30,000(E)           0
(Executive Vice President                                    186,500(U)           0
 and Chief Operating
 Officer,
 JCPenney Stores,
 Merchandising and Catalog)

Lotter, C. R.                      --            --           64,000(E)           0
(Executive Vice President,                                    92,000(U)      98,000
 Secretary and
 General Counsel)

McKay, D. A.***                    --            --           97,250(E)           0
(Executive Vice President                                          0(U)           0
 and
 Chief Financial Officer)

Fesperman, J. E.***                --            --           67,975(E)           0
(President and Chief                                               0(U)           0
 Operating Officer,
 JCPenney Direct
 Marketing, Credit,
 International and
 Facilities Services)

Harris, J.W.****                   --            --                0(E)           0
(Chairman of the Board and                                    75,000(U)      75,750
 Chief Executive Officer,
 Eckerd Corporation)

Romasco, R. G.                     --            --                0(E)           0
(President and Chief                                          49,500(U)           0
 Executive Officer,
 J. C. Penney Direct
 Marketing Services, Inc.)
----------------------------------------------------------------------------------------

   * Mr. Questrom joined the Company on September 13, 2000.
  ** Mr. Oesterreicher retired from the Company effective as of September 30,
     2000.
 *** Messrs. McKay and Fesperman retired from the Company on December 31,
     2000.
**** Mr. Harris joined Eckerd Corporation on October 1, 2000.
(1) Value is based on the closing price on the last trading day of the fiscal year, which, on January 26, 2001, was $12.81.

Mirror Savings Plan. Participant contributions to qualified savings plans were limited in 2000 by a $170,000 compensation limit imposed by the Internal Revenue Service. The Board of Directors of the Company approved the J. C. Penney Company, Inc. Mirror Savings Plan as a vehicle for associates earning more than the compensation limit to defer a portion of their base salary and incentive compensation payments exceeding the compensation limit as a means of saving for retirement. Participants in the Mirror Savings Plan elect to defer a percentage of their compensation each year. Deferred amounts are generally payable upon a participant's retirement, death, or other separation from the Company.

Retirement Income. The following table shows various estimated maximum aggregate annual retirement incomes payable to the Company's management employees who receive profit incentive compensation and retire at age 60 (the age at which most management personnel currently voluntarily retire).

                       ESTIMATED RETIREMENT INCOME TABLE

                                      Years of Service
                 -----------------------------------------------------------
Average
Final
Compensation        15       20       25        30         35         40
----------------------------------------------------------------------------
$     250,000    $ 87,500 $100,000 $112,500 $  125,000 $  131,250 $  137,500
      500,000     175,000  200,000  225,000    250,000    262,500    275,000
      750,000     262,500  300,000  337,500    375,000    393,750    412,500
    1,000,000     350,000  400,000  450,000    500,000    525,000    550,000
    1,250,000     437,500  500,000  562,500    625,000    656,250    687,500
    1,500,000     525,000  600,000  675,000    750,000    787,500    825,000
    1,750,000     612,500  700,000  787,500    875,000    918,750    962,500
    2,000,000     700,000  800,000  900,000  1,000,000  1,050,000  1,100,000
Each additional
$      50,000      17,500   20,000   22,500     25,000     26,250     27,500
----------------------------------------------------------------------------

  Average Final Compensation for pension formula purposes generally includes "Salary" and "Bonus" as reported under these columns of the Summary Compensation Table on page 18.

  The present annual pension benefit payable after normal retirement (age 65 or later) to participants in the Company's Pension Plan ("Pension Plan") with service after December 31, 1988, generally is equal to the sum of .75% times the "average final compensation" up to the "Average Social Security Wage Base" plus 1.25% times the "average final compensation" in excess of the "Average Social Security Wage Base" multiplied by the number of years of "credited service" up to a maximum of 35 such years. In addition to this annual pension benefit, a participant may receive an annual retirement benefit generally equal to 0.25% of his or her average final compensation times his or her years of credited service that exceed 25 years of credited service, but do not exceed 35 such years. "Average final compensation" is the average of the highest five consecutive full calendar years of compensation out of the employee's last ten years in the Pension Plan. "Average Social Security Wage Base" is the average of the 35 consecutive years of wages subject to the Social Security Tax, ending with the year an employee qualifies for unreduced Social Security retirement benefits. The Pension Plan contains provisions for early retirement and optional forms of benefit payments.

  A Supplemental Retirement Program for Management Profit-Sharing Associates ("Supplemental Retirement Program") provides certain supplemental retirement benefits, including Social Security substitute payments until age 62, to certain management employees, including executive officers, who voluntarily retire prior to age 65 in accordance with the Supplemental Retirement Program and whose aggregate retirement and estimated Social Security benefits would otherwise be below specified minimum retirement income levels. Participation in the Supplemental Retirement Program is limited to associates eligible for participation on or prior to December 31, 1995.

  The Internal Revenue Code ("Code") imposes certain limitations on the maximum benefits that may be earned under "qualified" retirement plans, such as the Pension Plan and the LESOP. In 1995, the Company adopted the J. C. Penney Company, Inc. Benefit Restoration Plan ("Benefit Restoration

Plan"), which provides to impacted management associates certain benefits which, under the Code, cannot be earned under the Pension Plan and LESOP. Effective January 1, 1999, the benefits which, under the Code, could not be earned under the LESOP and, therefore, were provided pursuant to the Benefit Restoration Plan, are provided under the Mirror Savings Plan. Eligible management associates must make an annual election to participate in the Mirror Savings Plan.

  Estimated annual retirement incomes reflected in the table are assumed for this purpose to comprise the total of: (i) the benefit under the Pension Plan;
(ii) the value at retirement of the aggregate of Company contributions made to the Company's LESOP and predecessor plans and the Company's Mirror Savings Plan, and earnings thereon; (iii) the benefit under the Benefit Restoration Plan; and (iv) the benefit under the Supplemental Retirement Program, assuming the payment of all such benefits in the form of a straight life annuity. Of the currently serving Named Executive Officers, only Mr. Lotter participates in the Supplemental Retirement Program. The Named Executive Officers (other than Messrs. Questrom and Harris) currently have, respectively, the following years of "credited service" and approximate assumed "average final compensation" recognized for calculation of benefits under the Company's applicable retirement plans: Mr. Lotter, 28 years $679,387; Mr. Romasco, one year, $624,409; and Ms. Castagna, 0.5 years, $350,000. No pension benefits vest until an associate has five years of credited service with the Company. Upon retirement as full-time employees of the Company, the following Named Executive Officers became entitled to annual retirement incomes as follows:
Mr. Oesterreicher, $816,145; Mr. McKay, $444,115; and Mr. Fesperman, $420,538. Upon completion of one year of service, Messrs. Questrom and Harris will become eligible to participate in the Company's Pension Plan, LESOP and Mirror Savings Plan. Mr. Questrom is also entitled to a supplemental pension benefit under his employment agreement (see pages 12 and 13).

Change of Control Arrangements. In July 1999, the Board of Directors adopted the 1999 Separation Allowance Program for profit-sharing management and bonus eligible associates of the Company and its subsidiaries, including executive officers. This action was taken to enable the Company to remain competitive in attracting and retaining valued associates, particularly in light of the uncertainties of the current retail environment; to allay job security fears and concerns of associates; to improve morale and dedication; to increase associate productivity by eliminating extraneous distractions and anxieties; and to help ensure that associates receive the benefits they legitimately earn in the normal course of their employment.

  Benefits under the separation allowance program will be provided in the event of involuntary termination or constructive discharge of an eligible participant within two years after a change of control of the Company. The benefits include lump sum severance payments of from six to 24 months' "compensation" depending on length of service, lump sum payments under the Company's incentive compensation programs, eligibility for term life insurance, eligibility for medical and dental plan coverage, extension of exercise periods for nonqualified stock options, enhanced benefits under the Supplemental Retirement Program described on page 23, and certain additional incidental benefits. No amounts have been accrued or paid under the program.

  The program is effective for an initial period of five years and will automatically be renewed for subsequent five-year periods, unless the Board terminates the program. If a change of control of the Company occurs during the term of the program, the program may not be terminated or amended until all obligations under the program have been met.

Report of Audit Committee

The Audit Committee of the Board of Directors (the "Audit Committee") is composed of five independent directors and operates under a written charter (set forth as Exhibit A to this Proxy Statement) adopted by the Board of Directors on April 13, 2000 in accordance with applicable rules of the Securities and Exchange Commission ("SEC") and the NYSE. The members of the Audit Committee are V. E Jordan, Jr., A. W. Richards, Francisco Sanchez-Loaeza, C. S. Sanford, Jr., and M. A. Burns, who serves as its chair.

  Management is responsible for the Company's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's audited financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes. The Audit Committee also recommends to the Board of Directors the selection of the Company's independent auditors, subject to stockholder approval.

  In this context, the Audit Committee has met and held discussions with management of the Company, who represented to the Audit Committee that the Company's audited financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has reviewed and discussed the audited financial statements with both management and the independent auditors. The Audit Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors their independence.

  Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended January 27, 2001 for filing with the SEC. The Audit Committee also recommended that KPMG LLP be reappointed, subject to stockholder approval, as the Company's independent auditors for the 2001 fiscal year.

Audit Committee

M. A. Burns, Chair                             Francisco Sanchez-Loaeza
V. E. Jordan, Jr.                              C. S. Sanford, Jr.
A. W. Richards

Audit Fees. The aggregate fees billed for services rendered by KPMG LLP for the audit of the Company's annual financial statements for the fiscal year ended January 27, 2001 and the reviews of the financial statements included in the Company's Forms 10-Q for that fiscal year were $2,999,400.

Financial Information Systems Design and Implementation Fees. No fees were billed to the Company for services rendered by KPMG LLP for financial information systems design and implementation for the fiscal year ended January 27, 2001.

All Other Fees. The aggregate fees billed for services rendered by KPMG LLP, other than for services covered by the two preceding sections, for the fiscal year ended January 27, 2001, were $5,567,000.

  The Audit Committee has considered whether the independent auditor's provision of non-audit services to the Company is compatible with maintaining the auditor's independence.

Approval of Auditors (Proposal 2)

KPMG LLP, independent certified public accountants, and members of the SEC Practice Section of the AICPA Division for CPA firms, have been auditors of the Company's consolidated financial statements since 1916. Their employment for the purpose of auditing the Company's financial statements for the fiscal year ending January 26, 2002, has been authorized by the Board, upon the recommendation of the Audit Committee. Stockholder approval of such employment is requested.

  It is anticipated that a representative of KPMG LLP will attend the meeting, will be available to respond to appropriate questions, and will have an opportunity to make a statement should he or she so desire.

The Board recommends a vote FOR this proposal.

Approval of Proposed 2001 Equity Compensation Plan (Proposal 3)

The Board of Directors has adopted, subject to stockholder approval, the J. C. Penney Company, Inc. 2001 Equity Compensation Plan, effective May 18, 2001 ("2001 Equity Plan" or "Plan"). The following discussion briefly describes the material features of the 2001 Equity Plan. The full text of the Plan is set forth as Exhibit B to this Proxy Statement.

The Board of Directors recommends that the stockholders approve the 2001 Equity Plan.

Principal Features of the 2001 Equity Plan.

The 2001 Equity Plan provides for grants of stock options, stock appreciation rights, and stock awards (collectively, "Equity Awards") to "Non-Associate Director Participants", and Equity Awards and cash incentive awards (together, "Awards") to "Participants."

Associate Participants

General. The purpose of the 2001 Equity Plan is to motivate employees to perform on the Company's behalf by aligning their interests with stockholders, and to assist the Company in attracting and retaining high quality employees. The Board of Directors has initially reserved an aggregate of 16,000,000 authorized but unissued shares of Common Stock, subject to increase under certain limited circumstances, for issuance upon the exercise of options, stock appreciation rights ("SARs"), and for payment of stock awards, including in all cases dividend equivalent rights, over the term of the Plan. No discount options may be issued under the Plan. Associate Participants in the 2001 Equity Plan are generally to be selected management employees of the Company and its subsidiaries and affiliates ("Participants") as determined by the committee ("Plan Committee") administering the Plan, consisting of not less than three disinterested directors appointed by the Board of Directors. Initially, the Human Resources and Compensation Committee of the Board of Directors has been designated as the Plan Committee and it is anticipated that approximately 2,000 employees will be eligible to participate. No awards may be made under the 2001 Equity Plan after May 31, 2011.

Stock Options. Option grants will generally be made in amounts based on a Participant's officer designation, position responsibility level, and salary, or, in the case of a store manager, upon his or her store's sales volume. The number of shares covered by each option grant is generally determined pursuant to a schedule adopted by the Plan Committee. The Plan Committee has the discretion to alter this schedule at any time. A Participant may receive one or more option grants and may receive non-qualified stock options ("NSOs") and incentive stock options ("ISOs"), as determined by the Plan Committee.

Price. The option price under each option may not be less than 100% of the fair market value of Common Stock on the date of grant. The closing price of Common Stock on March 19, 2001, as reported on the NYSE Composite Tape, was $16.70 per share. The option price upon the exercise of an option may be paid in: (a) cash, (b) shares of Common Stock, or (c) any combination of (a) or (b) as the Plan Committee may determine.

Stock Appreciation Rights. SARs may be granted to such Participants and on such terms and conditions as the Plan Committee may determine and may be granted independently or in tandem with related awards or options, either concurrently with or after the related award or option date. An SAR will generally entitle a Participant to receive, in lieu of exercising the related stock option, a payment equal to the excess of the fair market value of each share of Common Stock covered by the SAR on the date of exercise over the exercise price of the SAR. Such payment may be made in cash or in shares of Common Stock, or a combination of both, as determined by the Plan Committee.

Stock Awards. The Plan Committee may award shares of Common Stock, as additional compensation, to such Participants and on such bases as it may determine. The Plan Committee may determine the types of awards made, the numbers of shares, and any other terms, conditions, or restrictions relating to the awards as it may deem appropriate. No more than 20% of the shares reserved for issuance under this Plan may be issued as stock awards.

Cash Incentive Awards. The Plan Committee may also grant cash incentive awards to such Participants upon such terms and conditions as it may determine. Incentive awards are annual or long-term performance-based awards expressed in U.S. dollars.

Terms of Options, SARs and Stock Awards. An option granted under the 2001 Equity Plan will become exercisable upon such terms and at such times as the Plan Committee may determine. Options may generally be exercised only during continuance of a Participant's employment. In the event of employment termination through death, disability, retirement, or other circumstances, as deemed appropriate by the Plan Committee, the Plan authorizes post-termination exercise periods, but not beyond the options' original expiration date. In no event may an option be exercised by or on behalf of a Participant (i) in the case of an ISO, more than 10 years after its grant date, and (ii) in the case of a NSO, more than 10 years after its grant date, or during such shorter time period as determined by the Plan Committee.

Transferability. Options, SARs, unearned stock awards, and unearned cash incentive awards are not transferable except by will or the laws of descent or distribution, or by such other means as the Plan Committee, in its discretion, may approve.

Deferral. The Plan Committee, in its discretion, may authorize deferral of all or part of any cash or stock payment due under the 2001 Equity Plan. The Plan Committee may determine the period of deferral, the manner of deferral, and the method for measuring appreciation on deferred amounts until their payout.

Term of Plan. The 2001 Equity Plan will terminate on May 31, 2011. After this date, no awards may be made under the Plan.

Change of Control. Upon a Change of Control, as defined in the 2001 Equity Plan, each Participant will have the right to exercise any or all stock options (including, generally, related SARs) held by him or her, and all stock awards will be deemed to be vested and/or earned, on such terms as the Plan Committee may determine.

Federal Income Tax Consequences. The grant of an option, SAR or the award of restricted stock does not create taxable income for a Participant.

  The following are generally taxable to Participants as ordinary income: (a) the excess of the fair market value of Common Stock acquired over the option price upon the exercise of an NSO; (b) the amount of cash and the fair market value of any Common Stock received upon the exercise of an SAR; (c) the fair market value of any stock award received upon the lapse of certain of the restrictions thereon; (d) any dividend equivalent received; and (e) the amount paid as a cash incentive award. The tax basis for stock acquired is its fair market value on (i) the exercise date, for NSOs, or (ii) for stock awards, the date certain restrictions on the award lapse. The tax basis for stock acquired upon the exercise of an ISO is generally equal to the exercise price of the option.

  If no disposition of the shares acquired upon an ISO exercise will have been made within two years from the date of grant and within one year after transfer of such shares to such Participant, then, on such disposition, the excess of the amount realized over the option price, or the excess of the option price over the amount so realized, will be reportable by the Participant as long-term capital gain or a long-term capital loss, as the case may be. If a disposition of the shares acquired upon an ISO exercise occurs within two years from the date of grant or within one year after the transfer of such shares to such Participant, then on such disposition, (i) the excess of the fair market value of Common Stock on the date of exercise (or the fair market value of Common Stock on the date of disposition, if less) over the option price will be taxable to such Participant as ordinary income; and (ii) any amount realized in excess of the fair market value of Common Stock on the date of exercise or any loss sustained will be reportable as long-term or short-term capital gain or loss, as the case may be.

  If an amount is taxable to a Participant as ordinary income, the Company is generally entitled to a corresponding tax deduction for the same amount. A deduction for tax purposes may differ from compensation expense recorded for financial statement purposes.

Non-Associate Director Participants

General. The purpose of the Non-Associate Directors' portion of the 2001 Equity Plan is to assist the Company in attracting and retaining capable directors and to motivate them by aligning their proprietary interests with stockholders. Each director who is presently not an active employee of the Company ("Non-Associate Director Participant") will automatically be awarded an annual grant of equity securities in an amount which the Board of Directors determines, based upon the advice of outside consultants, to be competitive by industry standards, and pursuant to such terms, conditions, and restrictions as determined by the Board of Directors. An initial grant in the same amount as the then-current annual grant will also automatically be granted to each new Non-Associate Director Participant upon his or her first being elected as a director.

Non-Transferability. A Non-Associate Director Participant may not transfer, sell, assign, pledge, or otherwise encumber or dispose of any shares of Common Stock received in connection with an award prior to the time his or her service as a director expires or is terminated.

Federal Income Tax Consequences. Generally, the amount of the excess of the fair market value of the Common Stock acquired over the option price upon exercise, the amount of cash and the fair market value of any Common Stock received upon the exercise of an SAR, the fair market value of any stock award received upon the lapse of certain restrictions thereon, and any dividend received on a restricted stock award will be taxable to Non-Associate Directors as ordinary income. The Company is generally entitled to a corresponding tax deduction for the same amount.

Miscellaneous.

The provisions of the 2001 Equity Plan may be terminated or amended in certain respects, as provided therein, by the Board of Directors of the Company.

Requirements, Including Deadlines, for Submission of Proxy Proposals, Nomination of Directors, and Other Business by Stockholders

Under the rules of the SEC, the date by which proposals of stockholders intended to be presented at the 2002 Annual Meeting of Stockholders must be received by the Company for inclusion in its proxy statement and form of proxy relating to that meeting is December 14, 2001.

  Under the Company's Bylaws, certain procedures are provided which a stockholder must follow to nominate persons for election as directors or to introduce an item of business at an annual meeting of stockholders. These procedures provide, generally, that stockholders desiring to make nominations for directors, and/or bring a proper subject of business before the meeting, must do so by a written notice timely received (not later than 90 days in advance of such meeting) by the Secretary of the Company containing the name and address of the stockholder, and a representation that the stockholder is a holder of record and intends to appear in person or by proxy at the meeting. If the notice relates to a nomination for director, it must also set forth the name and address of any nominee(s), all arrangements or understandings between the stockholder and each nominee and any other person(s) (naming such person(s)) pursuant to which the nomination(s) are to be made, such other information regarding each nominee as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each nominee been nominated by the Board, and the consent of each nominee to serve. Notice of an item of business shall include a brief description of the proposed business and any material interest of the stockholder in such business.

  The chairman of the meeting may refuse to allow the transaction of any business not presented, or to acknowledge the nomination of any person not made, in compliance with the foregoing procedures.

  It is currently expected that the 2002 Annual Meeting of Stockholders will be held on or about May 17, 2002, in which event any advance notice of nominations for directors and items of business (other than proposals intended to be included in the proxy statement and form of proxy, which as noted above must be received by December 14, 2001) must be given by stockholders by February 16, 2002. The Company does, however, retain the right to change this date as it, in its sole discretion, may determine. Notice of any change will be furnished to stockholders prior to the expiration of the 90-day advance notice period referred to above. Copies of the Company's Bylaws are available from the Secretary of the Company.

Confidential Voting

The Company, considering it to be in the best interest of stockholders, has a policy to the effect that all proxy (voting instruction) cards, ballots, and vote tabulations, including telephone voting, which identify the particular vote of a stockholder are to be kept secret from the Company, its directors, officers, and employees. Accordingly, proxy cards are returned in envelopes addressed to the tabulator, which receives and tabulates the proxies. The final tabulation is inspected by inspectors of election who are independent of the Company, its directors, officers, and employees. The identity and vote of any stockholder shall not be disclosed to the Company, its directors, officers, or employees, nor to any third party except (i) to allow the independent election inspectors to certify the results of the vote to the Company, its directors, officers, and employees; (ii) as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company; (iii) in the event of a proxy solicitation based on an opposition proxy statement filed, or required to be filed, with the SEC; or (iv) in the event a stockholder has made a written comment on such material.

Other Matters

The Board of Directors does not intend to present any other business at the meeting and knows of no other matters which will be properly presented. However, if any other matter calling for a vote of stockholders is properly presented at the meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their judgment on such matters.

                                          /s/ C. R. Lotter
                                          C. R. Lotter, Secretary

                                                                      EXHIBIT A

                          J. C. PENNEY COMPANY, INC.

                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                    CHARTER

I. Purpose

The purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by monitoring the integrity of the Company's financial reporting process and systems of internal controls, reviewing and assessing the independence and performance of the Company's independent auditors, and providing a forum for communications among the Company's independent auditors, management and Board of Directors. The Audit Committee reviews areas of potential significant financial risk to the Company and monitors compliance with legal and regulatory requirements.

The Company's independent public accountants shall be ultimately accountable to the Audit Committee and to the Board of Directors, as representatives of the stockholders, who shall have ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent public accountants (or to nominate them for stockholder approval in any proxy statement).

II.  Composition and Meetings

The Audit Committee shall be composed of at least three directors, each of whom meets the requirements for audit committee service established by the New York Stock Exchange. At least one member of the Audit Committee shall have accounting or related financial management expertise as determined by the Board of Directors. The members of the Audit Committee shall be elected annually by the Board of Directors. The election of a director to the Audit Committee shall be conclusive evidence of the determination of the Board of Directors that such member meets the applicable requirements of the New York Stock Exchange. The Board of Directors shall designate one of the Audit Committee members as Chair of the Audit Committee. In accordance with the Company's bylaws, a majority of the members of the Audit Committee may fix its rules of procedure, determine its actions, and fix the time and place of its meetings and specify what notice thereof, if any, shall be given.

The Audit Committee shall consult with and retain such advisors and consultants as the Committee deems necessary, including without limitation, legal counsel, who may be counsel to the Company.

III. Responsibilities

The Audit Committee shall have the following responsibilities:

  1. To recommend to the Board of Directors for submission to and approval by stockholders the firm of independent public accountants to be engaged for the purpose of conducting the annual audit of the Company's financial statements;

  2. To review the performance of the independent public accountants and, when circumstances warrant, recommend to the Board of Directors the discharge of such firm;

  3. To obtain annually a formal written statement from the independent public accountants delineating all relationships between the accountants and the Company, to actively engage in a dialogue with the accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent public accountants, and to recommend that the Board of Directors take appropriate action in response to the report of the independent public accountants to satisfy itself of the outside auditors' independence;

  4. To discuss with the independent public accountants and internal auditing the scope of their examinations, including, but not limited to, their annual coordinated audit plan with particular attention to areas where either the Committee or the independent public accountants or internal auditing believes special attention should be directed;

  5. To have the independent public accountants and internal auditing perform such supplemental reviews or audits as the Committee may deem desirable;

  6. After the annual audit of the Company's financial statements, to review the independent public accountants' report thereon and to confer with the independent public accountants on the degree of cooperation they received during the course of the audit;

  7. To review with the independent public accountants, internal auditing, and appropriate financial officers the Company's annual report to stockholders, and the audited financial statements included therein, prior to its publication;

  8. To confer with the independent public accountants on their assessment of the Company's accounting and financial reporting policies and practices, the adequacy and effectiveness of internal auditing's function, recommendations for improvement, and any other pertinent matters, including the views of the independent public accountants on the quality, not just the acceptability, of the Company's accounting principles as applied in its financial reporting;

  9. To confer with internal auditing on significant audit findings and the management process for correcting them, the effectiveness and independence of internal auditing's function, any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information, and any other pertinent matters;

  10. As a whole or through the Committee Chair, to review with appropriate financial officers of the Company and the independent public accountants prior to filing the Company's interim financial results to be included in the Company's quarterly reports to be filed with the Securities and Exchange Commission;

  11. To confer, from time to time, privately and separately with the independent public accountants and internal auditing as appropriate;

  12. To confer with appropriate management concerning any significant actions taken by the Business Ethics Committee with respect to the Statement of Business Ethics; and

  13. To make recommendations to the Board of Directors with respect to matters brought to the Committee's attention by the independent public accountants or internal auditing or otherwise arising in the course of the performance of the Committee's duties.

IV. Charter Review and Amendment

The Audit Committee shall review and reassess the adequacy of this Charter at least annually. The Board of Directors may make such amendments to this Charter as it deems advisable, including, but not limited to, any amendments to conform to or reflect any change in any law, regulation, or ruling applicable to audit committees.

                                                                      EXHIBIT B

                          J. C. PENNEY COMPANY, INC.

                         2001 EQUITY COMPENSATION PLAN

                                 INTRODUCTION

  1. Purposes of Plan. The general purposes of this 2001 Equity Compensation Plan ("Plan") are to provide associates and non-associate directors of J. C. Penney Company, Inc., its subsidiaries and affiliates, or any unit thereof (together referred to herein as "Company"), an opportunity to increase their proprietary interests as stockholders in order to motivate them to continue and increase their efforts on the Company's behalf to sustain its progress, growth, and profitability, and to assist the Company in continuing to attract and retain associates and non-associate directors capable of assuring the Company's future success.

  2. Shares Subject to Plan. The maximum number of shares of the Company's Common Stock of 50c par value ("Common Stock") upon which options to purchase shares of Common Stock ("Stock Options"), stock appreciation rights ("SARs"), or awards of Common Stock or share units ("Stock Awards"), ("Stock Options," "SARs," and "Stock Awards" herein collectively called "Equity Awards"), may be issued under the Plan is 16,000,000 shares, plus up to 1,828,595 shares which on May 18, 2001 are reserved but not then subject to awards under the Company's 1997 Equity Compensation Plan and the Company's 2000 New Associate Equity Plan (together referred to herein as the "Prior Plans"). In no event may more than 20% of the shares reserved for issuance under the Plan be issued as Stock Awards over the term of the Plan. Notwithstanding anything contained herein to the contrary, the number of Equity Awards, singly or in combination, granted to any associate or non-associate director in any two consecutive fiscal years shall not in the aggregate exceed 3,000,000.

  Common Stock issuable under the Plan may be, in whole or in part, as determined by the Company's Board of Directors ("Board of Directors" or "Board"), authorized but unissued shares, reacquired or treasury shares, or shares available from prior plans. Upon the settlement of an option exercise under the Plan using the "stock swap" or similar payment method (so long as any shares tendered by the Participant have been held for not less than six months), the number of shares of Common Stock tendered as a result of the exercise or withheld for tax purposes (see Section 16, below) will again be available for use under the Plan. If any Stock Option or SAR granted under the Plan (or any Prior Plan) expires or terminates for any reason without having been exercised in full, or if any Stock Award is not earned in full, the unpurchased or unearned shares will also again be available for use under the Plan. Also, the pool of shares available under the Plan will not be reduced in either of the following circumstances: (i) if any Equity Award is paid in cash rather than shares of Common Stock; or (ii) shares of Common Stock are issued to Company associates in lieu of cash payments so long as such shares are attributable to shares previously repurchased by the Company. "Common Stock" includes any security issued in substitution, exchange, or in lieu thereof. Any option to purchase securities assumed in an acquisition of another company will not be included in the pool of shares available under the Plan.

  3. Cash Incentive Awards. The Committee may grant cash incentive awards ("Cash Incentive Awards") to Associate Participants (as defined in Section 4 below) on such terms and conditions as the Committee may determine. Cash Incentive Awards are performance-based (see Section 9 below), annual or long-term awards that are expressed in U.S. currency. Cash Incentive Awards to any individual associate may not exceed the product of $1,500,000 and the number of years in the Performance Cycle (as defined in Section 9 below). (Equity Awards and Cash Incentive Awards are herein collectively referred to as "Awards".)

  4. Eligibility and Bases of Participation. Under the Plan: (i) Awards may be made to such associates, including officers and associate directors of the Company, as the Committee (as hereinafter defined) may determine ("Associate Participants"); and (ii) Equity Awards will be made, pursuant to Section 14 below, to individuals who serve as non-associate directors of the Company ("Non-Associate Director Participants" and, together with Associate Participants, "Participants"). In determining the Associate Participants who are to receive Awards and the number of shares covered by any Award, the Committee may take into account the nature of the services rendered by the Associate Participants, their contributions to the Company's success, their position responsibility levels and salaries, and such other factors as the Committee, in its discretion, may deem relevant in light of the purposes of the Plan.

  5. Administration of Plan. The Plan will be administered by, or under the direction of, a committee ("Committee") of the Board of Directors constituted in such a manner as to comply at all times with Rule 16b-3 or any successor rule ("Rule 16b-3") promulgated by the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as in effect from time to time ("Exchange Act") and Section 162(m) of the Internal Revenue Code of 1986, and any regulations promulgated thereunder, or any similar successor statute or regulation, as in effect from time to time ("Code"). The Committee shall administer the Plan so as to comply at all times with the Exchange Act and the Code, and shall otherwise have plenary authority to interpret the Plan and to make all determinations specified in or permitted by the Plan or deemed necessary or desirable for its administration or for the conduct of the Committee's business. All interpretations and determinations of the Committee may be made on an individual or group basis, and shall be final, conclusive, and binding on all interested parties. The Committee may delegate, to the fullest extent permitted by law, its responsibilities under the Plan to persons other than its members, subject to such terms and conditions as it may determine, other than the making of grants and awards under the Plan to individuals subject to Section 16 of the Exchange Act. Notwithstanding the foregoing, however, neither the Committee nor its delegatee may grant any Stock Option with an exercise price less than 100% of the fair market value of the Common Stock on the date of grant. With respect to Participants subject to
Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or any action by the Committee or its delegatee fails to so comply, such provision or action will, without further action by any person, be deemed to be automatically amended to the extent necessary to effect compliance with Rule 16b-3, provided that if such provision or action cannot be amended to effect such compliance, such provision or action will be deemed null and void, to the extent permitted by law and deemed advisable by the relevant authority. Each Award to a Participant subject to Section 16 of the Exchange Act under this Plan will be deemed issued subject to the foregoing qualification.

                         ASSOCIATE PARTICIPANT AWARDS

  6. Stock Options.

    (a) Grants. The Committee may grant Stock Options (including any associated dividend equivalent rights) to Associate Participants on such terms and conditions as the Committee may determine. These Stock Options may be incentive stock options ("ISOs") within the meaning of Section 422 or any successor provision of the Code, or non-qualified stock options within the meaning of the Code ("NSOs"), or a combination of both; provided, however, that an Associate Participant must be an associate of the Company or its subsidiaries in order to receive an ISO grant. In no event, however, may an Associate Participant be given an ISO grant which first becomes exercisable in any calendar year which, when added to all other ISO grants held by such Associate Participant that first become exercisable in that calendar year, causes the aggregate dollar amount of such ISO grants to exceed $100,000. The date of grant of each Stock Option will be the date specified by the Committee; provided, however, that such date of grant may not be prior to the date of such action by the Committee. The option price per share of Common Stock purchasable under a Stock Option will be determined by the Committee at the time of grant; provided, however, no such price may be less than 100% of the fair market value of the shares of Common Stock covered by the grant on such date. Also, in no event may any Stock Option exercise price be reset from its original grant price.

    The option price (and, as provided in Section 16 of the Plan, any applicable taxes thereon) of the shares as to which a Stock Option is exercised will be paid in such manner as the Committee may determine in accordance with the Plan's purposes, including: (i) in cash; (ii) in shares of Common Stock that have been held for a period of not less than six months; or (iii) in any combination of (i) or (ii) above. Each Stock Option will have such terms and conditions for its exercise, including the manner and effective date of such exercise, as the Committee may determine, except as otherwise specifically provided herein.

    Fair market value of the Common Stock on any date will be the mean of the high and low sales prices on such date as reported in the composite transaction table covering transactions of New York Stock Exchange listed securities, or if such Exchange is closed, or if the Common Stock does not trade on such date, by averaging the mean of the high and low sales prices on the trading dates immediately before and immediately after such date, or such other amount as the Committee may ascertain reasonably to represent such fair market value.

    (b) Exercise of Stock Options. Each Stock Option will become exercisable upon such date as the Committee may determine, or as provided in Sections 10 or 11 of the Plan, and may be exercised thereafter at any time during its term, as to any or all full shares which have become purchasable under the provisions of the Stock Option. The term of each Stock Option may not exceed: (i) 10 years in the case of an ISO or such other term as may be required for the Stock Option to constitute an ISO under the Code; and (ii) in the case of a NSO, 10 years or such shorter period of time as determined by the Committee on the date of grant ("exercise period"), in each case measured from the date of its grant. Except as provided in Section 11 or 15 of the Plan, a Stock Option may be exercised only by the Associate Participant, and only if the Associate Participant is then an associate of the Company, or of a subsidiary or affiliate of the Company.

  7. Stock Awards. The Committee may grant a Stock Award (including any associated dividend equivalent rights or share units equal in value to such Stock Award) to Associate Participants on such terms and conditions as the Committee may determine. The Committee may determine the types of Stock Awards made, the number of shares, share units, or dividend equivalent rights covered by such awards, and any other terms and conditions relating to the Stock Awards as it deems appropriate, including any vesting conditions necessary to comply with the laws of the State of Delaware. In no event, however, may a Stock Award or its equivalent that is restricted vest in less than one year from the date of grant.

  8. Stock Appreciation Rights. The Committee may grant SARs (including any associated dividend equivalent rights) covering shares of Common Stock to Associate Participants on such terms and conditions as the Committee may determine. The Committee may cancel or place limits on the term of, or amount payable by the Company upon exercise of, any SAR at any time prior to exercise. SARs may be granted independently or in tandem with any other Award under the Plan. Tandem SARs may be granted concurrently with or subsequent to the grant of the related Award. An SAR will entitle a Participant to receive an amount no greater than the excess of the fair market value of a share of Common Stock on the date of exercise, or such other date as the Committee may determine, over the SAR exercise price, multiplied by the number of shares of Common Stock with respect to which the SAR will have been exercised. Such payment may be made by the Company in cash or in shares of Common Stock or a combination of both, as the Committee may determine, except that any SAR which is exercisable only upon conditions which are outside of the SAR holder's control will be paid in cash only. The SAR exercise price will be determined by the Committee at the time of grant; provided, however, that no such price may be less than 100% of the fair market value of the shares of Common Stock covered by the grant on such date. Upon exercise of a tandem SAR, in whole or in part, the related Award will be canceled or forfeited automatically to the extent of the number of shares covered by such exercise and, conversely, if a tandem Award is exercised, forfeited, or terminated, as the case may be, for any reason, in whole or in part, the related SAR will be canceled automatically to the extent of the number of shares covered by such exercise, forfeiture, or termination.

  9. Performance-Based Awards. Any Award granted pursuant to the Plan may be in the form of a performance-based award made through the application of Performance Goals and Performance Cycles, which are defined as follows:

  "Performance Cycle" means the period selected by the Committee during which the performance of the Company or any Associate Participant is measured for the purpose of determining the extent to which an Award subject to Performance Goals has been earned.

  "Performance Goals" means the objectives for the Company or any Associate Participant that may be established by the Committee for a Performance Cycle with respect to any performance-based Award contingently awarded under the Plan. The Performance Goals for Awards that are intended to constitute "performance-based" compensation within the meaning of Section 162(m) of the Code shall be based on one or more of the following criteria: earnings per share, total stockholder return, operating income, net income, cash flow, gross profit, gross profit return on investment, return on equity, return on capital, sales, revenue, gross margin, and gross margin return on investment.

  10. Change of Control. Upon a Change of Control, each Associate Participant will have the right to exercise any or all Stock Options and SARs held by the Associate Participant, and all Stock Awards will immediately vest and be deemed to be earned, on such terms and conditions as may be determined by the Committee at the time of the grant or award.

  For purposes of the Plan, a "Change of Control" will be deemed to have occurred if: (i) at any time during any 24-month period, at least a majority of the Board of Directors will not consist of "Continuing Directors" (meaning directors of the Company at the beginning of such 24-month period and directors who subsequently became such, and whose election, or nomination for election, by the Company's stockholders, was approved by a majority of the then Continuing Directors); or (ii) at any time during any 12-month period, the Company directors in office at the beginning of such period cease to constitute at least a majority of the Board of Directors (disregarding any vacancy occurring during such period by reason of death or disability, but deeming any individual whose election, or nomination for election, by the Company's stockholders, to fill such vacancy was approved by a majority of the directors in office immediately prior to such vacancy, to have been in office at the beginning of such 12-month period); or (iii) any person or "group" (as determined for purposes of Section 13(d) of the Exchange Act, or successor law or regulation), except any majority-owned subsidiary or any Company employee benefit plan or any trust or investment manager thereunder, will have acquired "beneficial ownership" (as determined for purposes of Rule 13d-3 of the Exchange Act, or successor law or regulation) of shares of Company Common Stock having 20% or more of the voting power of all outstanding shares of Company capital stock, unless such acquisition is approved in advance by a majority of the Board of Directors in office immediately preceding such acquisition; or (iv) a merger or consolidation occurs to which the Company is a party, whether or not the Company is the surviving corporation, in which outstanding shares of Company Common Stock are converted into shares of stock or securities of another company, partnership, or other entity (other than a conversion into shares of voting common stock of the successor corporation or a holding company or entity thereof) or other securities (of either the Company or another company) or cash or other property (excluding payments made solely for fractional shares); or (v) the sale of all, or substantially all, of the Company's assets occurs.

  11. Changes in Employment Status, Death. In the event of an Associate Participant's termination of employment, transfer or change of duties or position, absence, layoff, incapacity, or death (regardless of whether the deceased was employed at death), the Committee may determine the terms and conditions applicable to any Award previously granted to the Associate Participant and not then exercised or earned in full, as the case may be, including, without limitation: (i) the duration of any exercise period following such event (which may not exceed the original exercise period for a Stock Option or SAR); (ii) any necessary or appropriate authorization to the Associate Participant's legatee, distributee, guardian, legal representative, or other third party, as the Committee may determine; or (iii) the circumstances under which all or part of such Stock Options and SARs may be terminated and any unearned Stock Awards forfeited or Cash Incentive Awards paid. All determinations by the Committee with respect to the foregoing shall be final, conclusive, and binding on all interested parties.

  12. Right to Continued Employment. Nothing in the Plan shall confer on an Associate Participant any right to continue in the employ of the Company or any of its subsidiaries or affiliates or affect in any way the right of the Company or any of its subsidiaries or affiliates to terminate such Associate Participant's employment without prior notice at any time for any reason or for no reason.

  13. Deferred Payments. The Committee may permit a Participant to elect to defer receipt of all or part of any cash or stock payment under the Plan, or the Committee may determine to defer receipt, by all or some Participants, of all or part of any such payment. Any deferral will be for such period and in accordance with the terms and conditions as the Committee may determine. The method of payment for and type and character of any Award may not be altered by any deferral made under this Section.

                   NON-ASSOCIATE DIRECTOR PARTICIPANT AWARDS

  14. Annual Equity Awards

  (a) General Provisions. Subject to the terms and conditions of this section, each person who is serving as a non-associate director of the Company on the date of grant of an Equity Award (including any former Associate Participant) will automatically be awarded an Annual Equity Award in an amount which the Board of Directors determines, based upon the advice of outside consultants, to be competitive by industry standards, and pursuant to such terms, conditions, and restrictions as determined by the Board of Directors (the "Annual Equity Award"). These Annual Equity Awards will begin in 2001 and continue through May 31, 2011, unless earlier terminated by the Board of Directors. The date of each Annual Equity Award will be the third full trading date following the later of: (i) the date on which the Annual Meeting of the Company's stockholders, or any adjournment thereof, is held ("Annual Meeting"); or (ii) the date on which the Company's earnings for the fiscal quarter immediately preceding such Annual Meeting date are released to the public. Also, Equity Awards in the same amount as the then-current Annual Equity Award will automatically be granted to each individual (other than a former Associate Participant) who is first elected a non-associate director after May 18, 2001, on the third full trading date following the effective date of such election.

  A Non-Associate Director Participant (including for purposes of this paragraph a Non-Associate Director Participant's guardian or legal representative) will have, with respect to any shares covered by an Annual Equity Award and any shares already received pursuant to an Annual Equity Award under this Plan, the right to: (1) tender or exchange any such shares in the event of any tender offer or exchange within the meaning of Section 14(d) of the Exchange Act or any plan of merger approved by the Board; and (2) sell or exercise any option, right, warrant, or similar property derived from or attributable to such shares after such option, right, warrant, or similar property becomes transferable or exercisable. If any shares covered by an Annual Equity Award are tendered or exchanged or any option, right, warrant, or similar property attributable thereto is sold, exercised, or redeemed for value, the cash and/or property received will be delivered to the Company (or its successor) and held subject to the restrictions of the Plan as if it were the stock itself.

  A Non-Associate Director Participant may also elect to receive Common Stock in lieu of the cash compensation payable for services rendered as a director, so long as such election is made in accordance with Section 16 of the Exchange Act and on such other terms and conditions as shall be determined from time to time by the Board of Directors. Any such Common Stock in lieu of cash compensation will automatically vest (become non-forfeitable) in the Non-Associate Director Participant on the date of grant.

  (b) Non-Transferability. A Non-Associate Director Participant may not transfer, sell, assign, pledge, or otherwise encumber or dispose of any shares of Common Stock received in connection with an Annual Equity Award prior to the time his or her service as a director expires or is terminated.

  (c) Non-Associate Director Participant's Termination. If a Non-Associate Director Participant's service as a director of the Company terminates on account of any act of: (i) fraud or intentional misrepresentation; or (ii) embezzlement, misappropriation, or conversion of assets or opportunities of the Company or any subsidiary of the Company, such termination will be considered a "Non-Qualifying Termination." All other terminations, including termination by reason of death, will be considered "Qualifying Terminations". In the event of a Non-Qualifying Termination, all outstanding restricted Awards made pursuant to this Section will be forfeited or canceled, as the case may be.

                                    GENERAL

  15. Transferability. No unearned Award, or any portion thereof, granted under the Plan may be assigned or transferred other than by will or the laws of descent and distribution or by such other means as the Committee, in its discretion, may approve from time to time, and any attempt to do so will be void. No Stock Option or SAR will be exercisable during the Participant's lifetime except by the Participant or the Participant's guardian or legal representative, or other third party, as the Committee may determine.

  16. Taxes. The Company has the right to deduct from any cash payment made under the Plan, or otherwise, to any Participant, including a Participant subject to Section 16 of the Exchange Act, any federal, state, or local taxes of any kind required by law to be withheld by it ("Withholding Obligation") with respect to such payment. The Withholding Obligation will be limited to the minimum statutory rate. The Company's obligation to deliver shares of Common Stock pursuant to any Award under the Plan is conditioned on the payment by the Participant to the Company of any Withholding Obligation arising therefrom. The Company may withhold, in satisfaction of all or a portion of such Withholding Obligation referred to in the preceding sentence, that number of shares of Common Stock having an aggregate fair market value sufficient to satisfy the amount of such obligation.

  17. Changes in Capitalization and Similar Changes. In the event of any change in the number of shares of Common Stock outstanding, or the assumption and conversion of outstanding Awards, by reason of a stock dividend, stock split, acquisition, recapitalization, reclassification, merger, consolidation, combination or exchange of shares, spin-off, distribution to holders of Common Stock (other than normal cash dividends), the Committee shall adjust to the extent appropriate: (i) the option price under each unexercised Stock Option;
(ii) the exercise price under each unexercised SAR; and (iii) the number and class of shares which may be issued on exercise of Stock Options and SARs granted and for Stock Awards earned, and may make any other related adjustments deemed appropriate and equitable by the Committee.

  18. Stockholder Rights. A Participant (including for purposes of this Section, a Participant's legatee, distributee, guardian, legal representative, or other third party, as the Committee may determine) will have no stockholder rights with respect to any shares subject to an Award until such shares are issued to such Participant. Shares will be deemed issued on the date on which they are registered in the Participant's (as this term is defined in the preceding sentence) name on the Company stock records.

  19. Effective Date. The Plan will become effective on May 18, 2001, subject to approval by the affirmative vote of the holders of a majority of the outstanding stock of the Company having general voting power at the 2001 Annual Meeting.

  20. Termination and Amendment. No Award may be made under the Plan after May 31, 2011. The Board of Directors may terminate the Plan or make such amendments as it deems advisable, including, but not limited to, any amendments to conform to or reflect any change in any law, regulation, or ruling applicable to an Award, or the Plan including, without limitation, any change in any applicable tax law, regulation, or ruling; provided, however, that the Board of Directors may not, without approval by affirmative vote of the holders of a majority of the outstanding stock of the Company having general voting power: (i) take any action which will increase the aggregate number of shares of Common Stock which may be issued under the Plan (except for adjustments pursuant to Sections 2 and 17 of the Plan); (ii) decrease the grant or exercise price of any Award to less than fair market value of its underlying Common Stock on the date of grant; or (iii) change the individual award limits found in Sections 2 and 3. Except as otherwise provided in or permitted by the Plan or by the terms, if any, of an Award under the Plan, no termination or amendment of the Plan or change in the terms of an outstanding Award may adversely affect the rights of the holder of any Award without the consent of the holder.

  21. Severability of Provisions. If any provision of this Plan becomes or is deemed invalid, illegal, or unenforceable in any jurisdiction, or if any such provision would, in the sole determination of the Committee, disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision will be construed or deemed amended to conform to applicable law or if, in the sole determination of the Committee, such provision cannot be so construed or so deemed amended without materially altering the intent of the Plan, such provision will be stricken and the remainder of the Plan will remain in full force and effect.

  22. Governing Law. This Plan will be governed by the internal laws of the State of Delaware, regardless of the dictates of Delaware conflict of laws provisions.

--------------------------------------------------------------------------------
This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR election of all directors and FOR Proposals 2 and 3.

Please mark your votes as indicated in this example         [X]

--------------------------------------------------------------------------------
The Board of Directors recommends a vote FOR the following proposals as described in the Proxy Statement:
--------------------------------------------------------------------------------
1.   Election of Directors:

Nominees for Election of Directors for the term set forth in the Proxy Statement are: 01 M.A. Burns, 02 A. Questrom, 03 C.S. Sanford, Jr.

FOR all nominees          AUTHORITY WITHHELD
except as noted           as to all nominees

     [_]                           [_]

--------------------------------------------

                                                       FOR     AGAINST  ABSTAIN

2.   Approval of Auditors.                             [_]       [_]       [_]

3.   Approval of 2001 Equity Compensation Plan.        [_]       [_]       [_]
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   ***IF YOU WISH TO VOTE BY TELEPHONE, PLEASE READ THE INSTRUCTIONS BELOW**
--------------------------------------------------------------------------------

                                             I/we plan to attend the meeting [_]

Signature                        Signature                         Date
         ------------------------         -------------------------    ---------
Please Sign and Date
Please sign your name or names exactly as stenciled hereon. For a joint account, each joint owner should sign. Persons signing in a representative capacity should indicate their capacity.
--------------------------------------------------------------------------------
                          /\ FOLD AND DETACH HERE /\

--------------------------------------------------------------------------------
[GRAPHIC]                      VOTE BY TELEPHONE                       [GRAPHIC]
                  QUICK    ***     EASY     ***     IMMEDIATE
--------------------------------------------------------------------------------

Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

 . After dialing the toll-free number listed below, you will be asked to enter the Control Number which is located in the box in the lower right hand corner of the proxy instruction card.

--------------------------------------------------------------------------------
OPTION #1: To vote as the Board of Directors recommends on ALL proposals:
           Press 1
--------------------------------------------------------------------------------

              When asked, please confirm your vote by Pressing 1 .

--------------------------------------------------------------------------------
OPTION #2 If you choose to vote on each proposal separately, press 0. You will hear these instructions:
--------------------------------------------------------------------------------

Proposal 1: To VOTE FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9.

            To WITHHOLD FOR AN INDIVIDUAL nominee, press 0 and listen to the instructions.

Proposal 2: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0. Proposal 3: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

              When asked, please confirm your vote by Pressing 1.

--------------------------------------------------------------------------------
        PLEASE DO NOT RETURN THE ABOVE PROXY CARD IF YOU VOTED BY PHONE.
--------------------------------------------------------------------------------

                              THANK YOU FOR VOTING.


   Call Toll Free On a Touch Tone Telephone
           1-800-840-1208 - ANYTIME
   There is NO CHARGE to you for this call.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           J. C. Penney Company, Inc.
                          PROXY/VOTING INSTRUCTION CARD
                This Proxy is solicited by the Board of Directors

By properly executing this card on the reverse, or by voting via telephone, you are authorizing T.J. Engibous, J.C. Pfeiffer and A.W. Richards, or any one of them, with power of substitution in each, to represent and vote the stock owned of record which you are entitled to vote at the Annual Meeting of Company Stockholders, to be held at the JCPenney Home Office located at 6501 Legacy Drive, Plano, Texas 75024-3698 on Friday, May 18, 2001, at 10:00 A.M., local time, and at any adjournment or postponement thereof ("Meeting"), upon such business as may come before the Meeting, including the items set forth on the reverse ("Business").

Nominees for Election of Directors for the term set forth in the Proxy Statement are (01) M.A. Burns, (02) A. Questrom, and (03) C.S. Sanford, Jr. To withhold authority to vote for any nominee, write that nominee's name in the space provided on the reverse, or follow the telephone voting instructions.

Your vote is important and cannot be recorded by the proxies unless this card is properly executed by you and returned, or unless you vote by telephone. Therefore, please sign, date, and return this card promptly in the envelope provided, or vote by telephone. No postage is required if this envelope is mailed in the United States.

                           (Continued on reverse side)

--------------------------------------------------------------------------------
                          /\ FOLD AND DETACH HERE /\


                             YOUR VOTE IS IMPORTANT!

                        You can vote in one of two ways:

     1. Call toll free 1-800-840-1208 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       or
                                       --

     2. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR election of all directors and FOR Proposals 2 and 3.

Please mark your votes as indicated in this example    [X]

--------------------------------------------------------------------------------
The Board of Directors recommends a vote FOR the following proposals as described in the Proxy Statement:
--------------------------------------------------------------------------------
1.   Election of Directors:

Nominees for Election of Directors for the term set forth in the Proxy Statement are: 01 M.A. Burns, 02 A. Questrom, 03 C.S. Sanford, Jr.

FOR all nominees         AUTHORITY WITHHELD
 except as noted         as to all nominees

      [_]                        [_]

-------------------------------------------

                                                    FOR  AGAINST     ABSTAIN

2.   Approval of Auditors.                          [_]    [_]          [_]

3.   Approval of 2001 Equity Compensation Plan.     [_]    [_]          [_]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  ***IF YOU WISH TO VOTE BY TELEPHONE, PLEASE READ THE INSTRUCTIONS BELOW***
--------------------------------------------------------------------------------

I elect not to direct the voting of undirected shares in the plan.   [_]

Signature                                                    Date
         ----------------------------------------------------    ---------------
Please Sign and Date
Please sign your name or names exactly as stenciled hereon.
--------------------------------------------------------------------------------
                          /\ FOLD AND DETACH HERE /\

--------------------------------------------------------------------------------
[GRAPHIC]                       VOTE BY TELEPHONE                      [GRAPHIC]
                       QUICK  ***  EASY  ***  IMMEDIATE
--------------------------------------------------------------------------------

Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

 . After dialing the toll-free number listed below, you will be asked to enter the Control Number which is located in the box in the lower right hand corner of the proxy instruction card.

--------------------------------------------------------------------------------
OPTION #1: To vote as the Board of Directors recommends on ALL proposals:
           Press 1.
--------------------------------------------------------------------------------

              When asked, please confirm your vote by Pressing 1 .

--------------------------------------------------------------------------------
OPTION #2: If you choose to vote on each proposal separately, press 0. You will hear these instructions:
--------------------------------------------------------------------------------

Proposal 1: To VOTE FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9

 To WITHHOLD FOR AN INDIVIDUAL nominee, press 0 and listen to the instructions.

Proposal 2: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0. Proposal 3: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

              When asked, please confirm your vote by Pressing 1.

--------------------------------------------------------------------------------
       PLEASE DO NOT RETURN THE ABOVE PROXY CARD IF YOU VOTED BY PHONE.
--------------------------------------------------------------------------------

                              THANK YOU FOR VOTING.



     Call Toll Free On a Touch Tone Telephone
            1-800-840-1208 - ANYTIME
     There is NO CHARGE to you for this call.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           J. C. Penney Company, Inc.
                          PROXY/VOTING INSTRUCTION CARD
                         Allocated and Undirected Stock
                This Proxy is solicited by the Board of Directors

TO PARTICIPANTS IN THE COMPANY'S SAVINGS, PROFIT-SHARING AND STOCK OWNERSHIP PLAN ("PLAN"):

By properly executing this card on the reverse, or by voting by telephone, you are instructing State Street Bank and Trust Company ("Trustee") to vote on your behalf, in accordance with your instructions, in person or by proxy, shares of Voting Stock allocated to your accounts under the Plan ("Allocated Stock"), represented by the number of equivalent shares shown on the reverse side of this card, and a proportionate number of shares of Voting Stock for which no directions are received by the Trustee ("Undirected Stock"), at the Annual Meeting of Company Stockholders, to be held at the JCPenney Home Office located at 6501 Legacy Drive, Plano, Texas 75024-3698 on Friday, May 18, 2001, at 10:00 A.M., local time, and at any adjournment or postponement thereof, upon such business as may come before the meeting, including the items set forth on the reverse. If this proxy/voting instruction card is not received by the Trustee, or if you have not voted by telephone, by May 16, 2001, your Allocated Stock will be voted in the same proportion as instructions received by the Trustee by that date from the Plan Participants who have returned their proxy/voting instruction cards or voted by telephone in a timely manner. You may elect not to direct the voting of Undirected Stock by checking the appropriate box on the reverse side of this card.

For your information, a copy of the Board of Directors' Proxy Statement for the meeting is enclosed herewith.

Nominees for Election of Directors for the term set forth in the Proxy Statement are (01) M.A. Burns, (02) A. Questrom, and (03) C.S. Sanford, Jr. To withhold authority to vote for any nominee, write that nominee's name in the space provided on the reverse, or follow the telephone voting instructions.

Your voting instructions are important and cannot be followed by the Trustee unless this card is properly executed by you and received by the Trustee, or unless you vote by telephone, by May 16, 2001. Therefore, please sign, date, and return this card promptly in the envelope provided, or vote via telephone. No postage is required if this envelope is mailed in the United States.

                          (Continued on reverse side)
--------------------------------------------------------------------------------
                          /\ FOLD AND DETACH HERE  /\



                            YOUR VOTE IS IMPORTANT!

                       You can vote in one of two ways:

1. Call toll free 1-800-840-1208 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       or
                                       --

2. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.


--------------------------------------------------------------------------------

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.
  This voting instruction form is requested by The Dreyfus Trust Company in conjunction with a proxy solicitation by the Board of Directors of
                          J. C. Penney Company, Inc.
Please read the enclosed Proxy Statement and the Annual Report to Stockholders
                             for more information.

                     CONFIDENTIAL VOTING INSTRUCTION FORM
                        TO:  THE DREYFUS TRUST COMPANY
            AS TRUSTEE OF THE GENOVESE RETIREMENT AND SAVINGS PLAN


           Please fold and detach card at perforation before mailing


The undersigned hereby instructs The Dreyfus Trust Company, as Trustee of the The Genovese Retirement and Savings Plan, to vote in person or by proxy at the Annual Meeting of the Stockholders of J. C. Penney Company, Inc. to be held on May 18, 2001, and at any postponements thereof, all shares of Common Stock of
J. C. Penney Company, Inc., for which the undersigned shall be entitled to instruct, in the manner specified on the other side hereof.

The Dreyfus Trust Company will vote the shares represented by this Voting Instruction Form if it is properly completed, signed, and received by The Dreyfus Trust Company, before 5:00 p.m. EST on May 15, 2001 at P.O. Box 9116, Hingham, MA 02043. Please note that if this Voting Instruction Form is not properly completed and signed, or it is not received by The Dreyfus Trust Company, as indicated above, shares allocated to a participant's account will not be voted.

The Dreyfus Trust Company makes no recommendation regarding any voting instruction.


                                                  Dated                   , 2001
                                                        ------------------


                                                  ------------------------------


                                                  ------------------------------
                                                              Signature



           Please fold and detach card at perforation before mailing


             THE BOARD OF DIRECTORS OF J. C. PENNEY COMPANY, INC.
                  RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.

              PLEASE VOTE BY MARKING THE APPROPRIATE BOXES BELOW.

1.  ELECTION OF DIRECTORS                                                                     FOR         WITHHOLD       FOR ALL
                                                                                              ALL            ALL          EXCEPT
Nominees                                                                                                             (noted at left)
    01. M.A. Burns                                                                             [ ]            [ ]           [ ]
    02. A. Questrom
    03. C.S. Sanford, Jr.
(INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE MARK THE
"FOR ALL EXCEPT" BOX AT RIGHT AND WRITE THAT NOMINEE'S NAME BELOW.)

---------------------------------------------------------------------------------
                                                                                               FOR          AGAINST       ABSTAIN
2.  Approval of Auditors.                                                                      [ ]            [ ]           [ ]
3.  Approval of 2001 Equity Compensation Plan                                                  [ ]            [ ]           [ ]

Please note: If this Voting Instruction Form is signed but no direction is given on Proposal #1, #2 or #3, The Dreyfus Trust Company will vote "FOR" all listed.
           (Continued and to be dated and signed on the other side)